UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BITNILE METAVERSE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

(SUBJECT TO COMPLETION)

BitNile Metaverse, Inc.

303 Pearl Parkway Suite 200

San Antonio, TX 78215

(800) 762-7293

NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS

Virtual Meeting Only – No Physical Meeting Location

TO BE HELD ON OCTOBER __, 2023

We cordially invite you to attend the Special Meeting of Shareholders of BitNile Metaverse, Inc. (the “Company”). In the interest of providing our shareholders with greater access and flexibility to attend the Special Meeting of Shareholders (the “Meeting”) of the Company, NOTICE IS HEREBY GIVEN that the location, date and time of the Meeting will be held in a virtual meeting format only on ________, October ___, 2023 at __:00 A.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/XXXXXX To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October ___, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•	To approve the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the “Authorized Share Increase Proposal”);

•	To approve, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) underlying the Company’s Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “ Series A Proposal”);

•	To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the “PIPE Proposal”);

•	To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement dated August 24, 2023 (the “ELOC Proposal”);

•	To approve the reincorporation of the Company from Nevada to Delaware at any time prior to October ___, 2024 (the “Reincorporation Proposal”);

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on September [__], 2023 as the date for a determination of the shareholders of record entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please promptly vote your shares by telephone (before the Meeting) or Internet or, if you have received printed copies of the proxy materials, by marking, signing and dating the proxy card and returning it in the postage paid envelope provided.

San Antonio, Texas	BY ORDER OF THE BOARD OF DIRECTORS,
September [__], 2023
/s/ Randy S. May
Randy S. May
Chairman of the Board of Directors and Chief Executive Officer

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL NO. 1: AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK	8
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	8
Procedure for Implementing the Reverse Stock Split	9
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	9
Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)	10
Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	10
Holders of Certificated Shares of Common Stock	10
Fractional Shares	11
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities	11
Accounting Matters	11
Certain Federal Income Tax Consequences of the Reverse Stock Split	11
U.S. Holders	12
No Appraisal Rights	12
Required Vote and Board Recommendation	12
PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 3,333,333 TO 500,000,000	13
Overview	13
Outstanding Shares and Purpose of the Amendment	13
Effect of Proposal on Current Shareholders	14
Required Vote and Board Recommendation	14
PROPOSAL NO. 3: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK
Terms of the Transaction
Why the Company Needs Shareholder Approval
Effect of Proposal on Current Shareholders
Further Information
Required Vote and Board Recommendation	21
PROPOSAL NO. 4: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SENIOR SECURED CONVERTIBLE NOTES AND WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED APRIL 27, 2023	22
Terms of the Transaction	22
Why the Company Needs Shareholder Approval	23
Effect of Proposal on Current Shareholders	23
Required Vote and Board Recommendation	23
PROPOSAL NO. 5: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDER AN EQUITY LINE OF CREDIT PURSUANT TO THE PURCHASE AGREEMENT DATED AUGUST 24, 2023	24
Terms of the Transaction	24
Why the Company Needs Shareholder Approval	25
Effect of Proposal on Current Shareholders	25
Required Vote and Board Recommendation	25
PROPOSAL NO. 6: APPROVAL OF THE REINCORPORATION FROM NEVADA TO DELAWARE	26
Overview	26
Reasons for the Reincorporation	26
Mechanics of the Reincorporation	27
Effective Time	28
Effect of Vote for the Reincorporation	28
Changes to the Business of the Company as a Result of the Reincorporation	28
Anti-Takeover Implications	29
Possible Negative Considerations	29

Comparison of the Company Shareholders Rights Before and After the Reincorporation and Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware	29
Interest of the Company’s Directors and Executive Officers in the Reincorporation	43
Accounting Treatment of the Reincorporation	43
Regulatory Approval	43
Differences in Franchise Taxes	43
Certain U.S. Federal Income Tax Consequences	43
Required Vote and Board Recommendation	44
PROPOSAL NO. 7: PROPOSAL TO ADJOURN THE MEETING	45
Required Vote and Board Recommendation	45
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER BUSINESS	47
Annex A – Amended and Restated Certificate of Designations of the Series A Convertible Redeemable Preferred Stock
Annex B – Reincorporation Agreement
Annex C - Certificate of Incorporation of BNMV-Delaware
Annex D – Bylaws of BNMV-Delaware

BitNile Metaverse, Inc.

303 Pearl Parkway Suite 200

San Antonio, TX 78215

(800) 762-7293

PRELIMINARY PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER ___, 2023

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of BitNile Metaverse, Inc. (the “Company”), for use at the Special Meeting of the Company’s shareholders (the “Meeting”) to be held in virtual format on ________, October ___, 2023 at __:00 A.M. Eastern Time. You will not be able to attend the Meeting in person, and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about September __, 2023.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/XXXXXX. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Randy May, the Company’s Chief Executive Officer and Jay Puchir, the Company’s Chief Financial Officer, or either one of them who acts, will vote:

●	FOR approval of the amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to August ___, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

●	FOR approval of the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the “Authorized Share Increase Proposal”);

●	FOR approval, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Proposal”);

●	FOR approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the “PIPE Proposal”);

●	FOR approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement entered into dated June 5, 2023 (the “ELOC Proposal”);

●	FOR approval of the reincorporation of the Company from Nevada to Delaware at any time prior to October ___, 2024 (the “Reincorporation Proposal”); and

●	FOR approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Randy May, the Company’s Chief Executive Officer and Jay Puchir, the Company’s Chief Financial Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is entitled to vote at the Meeting?

The Board has fixed the close of business on September [__], 2023 as the record date (the “Record Date”) for a determination of the shareholders entitled to notice of, and to vote at, the Meeting, subject to certain limitations as described below.

Our shareholders previously approved the Series A holder, Ault Lending, LLC, a California limited liability company and wholly owned subsidiary (“Ault Lending”) of Ault Alliance, Inc. (“AAI”) receiving up to 193,906 shares of Common Stock underlying the Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) pursuant to the amendment to the Series A Convertible Redeemable Preferred Stock dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Certificate”) at the September 2022 Annual Meeting. Pursuant to an Amended and Restated Certificate of Designation for the Series A Preferred Stock (the “Amended Certificate”) which was filed with the Nevada Secretary of State on May 8, 2023, AAI (through Ault Lending) is entitled to vote the 193,906 previously approved Series A votes less (i) 83,984 shares which were issued to Ault Lending upon conversions and a commitment fee and that were subsequently sold through the date hereof and (ii) 98,095 shares issued for payment of dividends that are currently held by Ault Lending, in aggregate 182,079 shares (collectively, the “Transferred Shares”) for a total of 11,827 votes (the “Series A Voting Power”). Pursuant to the Amended Certificate, AAI is no longer entitled to convert or vote any of its shares of either the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) or the Series C Convertible Preferred Stock (the “Series C Preferred Stock”).

As of the Record Date, the voting power of the Company consisted of a total of 2,371,250 votes comprised of (i) 2,359,423 shares of Common Stock (excluding 11,827 outstanding shares of Common Stock that are included in the Series A Voting Power), and (ii) a total of 11,827 votes constituted by the Series A Voting Power.

By virtue of the foregoing, the Series A Voting Power and the total outstanding voting power of the Company with respect to each proposals before the Meeting applies as reflected in the following table:

Proposal	Series A Voting Power	Total Voting Power
Proposal No. 1: Reverse Stock Split (1)	11,827	2,371,250
Proposal No. 2: Authorized Share Increase (1)	11,827	2,371,250
Proposal No. 3: Series A (2)	0	2,359,423
Proposal No. 4: PIPE (1)	11,827	2,371,250
Proposal No. 5: ELOC (1)	11,827	2,371,250
Proposal No. 6: Reincorporation (1)	11,827	2,371,250
Proposal No. 7 Adjournment (1)	11,827	2,371,250

(1)	For Proposal Nos. 1, 2, 4, 5, 6 and 7, the above voting power table reflects all shares of capital stock entitled to vote, including the Series A Voting Power and the other outstanding shares of Common Stock.

(2)	For Proposal 3, the above voting power table reflects all shares of capital stock entitled to vote other than the Series A Preferred Stock.

Each holder of record of Common Stock as of the Record Date is entitled to one vote for each share held. All shareholders are encouraged to vote at the Meeting, as further described herein.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote?

Proposals		Vote Required	Broker Discretionary Votes Allowed (1)	Effect of Broker Non-votes (1)
1.	Proposal No. 1: Reverse Stock Split	Majority of the votes entitled to be cast	Yes	Vote against
2	Proposal No. 2: Authorized Share Increase	Majority of the votes entitled to be cast	No	Vote against
3	Proposal No. 3: Series A	Majority of the votes cast	No	No effect
4	Proposal No. 4: PIPE	Majority of the votes cast	No	No effect
5	Proposal No. 5: ELOC	Majority of the votes cast	No	No effect
6	Proposal No. 6: Reincorporation	Majority of the votes entitled to be cast	No	Vote against
7	Proposal No. 7 Adjournment	Majority of the votes cast	Yes	No effect

(1)	Proposal Nos. 1, 3, 4, 5 and 6 are considered “non-routine” whereas Proposal Nos. 2 and 7 are considered “routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on for Proposal Nos. 1, 3, 4, 5 or 6. Broker non-votes do not count as a vote “FOR” or “AGAINST” any Proposal since they are not considered votes cast, and accordingly will have no effect on the outcome of Proposal Nos. 3, 4, 5 and 7 but will have the effect of a vote AGAINST Proposal Nos. 1, 2 and 6.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

In connection with the treatment of abstentions and broker non-votes, the proposals to: (i) effectuate the reverse split, (ii) increase the authorized shares of our Common Stock, and (iii) effectuate the Reincorporation are “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposal to adjourn the Meeting is a routine matter that brokers are entitled to vote upon without receiving instructions.

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Meeting. According to our records, you were a shareholder of the Company as of the end of business on September __, 2023, the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about September __, 2023, to all shareholders of record on the Record Date.

What is included in these materials?

These materials include:

●	the Notice of Meeting of Shareholders;

●	this Proxy Statement for the Meeting;

●	the Proxy Card; and

●	the Annexes.

What is the proxy card?

The proxy card enables you to appoint Randy May, the Company’s Chief Executive Officer, and Jay Puchir, the Company’s Chief Financial Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/BNMV.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/XXXXXX. To log in to the virtual meeting you will Join as a “Shareholder.” You will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at _____ Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent for this Meeting, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on October __, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Investorrelations@bitnile.net

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are also the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to safely attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered shareholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion to approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Meeting. Our Bylaws provide that the presence, in person or by proxy duly authorized, of the holders of a third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Meeting or any adjournment thereof. Broker non-votes and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Meeting.

The shareholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In the absence of a quorum at the Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Meeting may adjourn the Meeting until shareholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 P.M. Pacific Time on October __, 2023. Proxies submitted by mail should be received before 9:00 A.M. Pacific Time on October ___, 2023.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Chief Executive Officer at BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only shareholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

●	“FOR” approval of the amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to August ___, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

●	“FOR” approval of the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the “Authorized Share Increase Proposal”);

●	“FOR” approval, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Proposal”);

●	“FOR” approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the “PIPE Proposal”);

●	“FOR” approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement entered into dated June 5, 2023 (the “ELOC Proposal”);

●	“FOR” approval of the reincorporation of the Company from Nevada to Delaware at any time prior to October ___, 2024 (the “Reincorporation Proposal”); and

●	“FOR” approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,000, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, by sending a letter to Randy May, our Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): (800) 509-0984

Telephone (outside of North America): 1 (781) 575-2137

PROPOSAL 1.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Articles of Incorporation (the “Articles”) to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our shareholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to October ___, 2024 by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the reverse stock split (the “Reverse Stock Split”) in a manner designed to maximize the anticipated benefits for our shareholders.  In determining a ratio, if any, following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the Nasdaq Capital Market;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than ten and no more than one hundred shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Articles of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the Nasdaq Capital Market.  Reducing the number of outstanding shares of our Common Stock should, absent other  factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

 Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Articles with the Secretary of State of the State of Nevada.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.  In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Articles, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on October ___, 2024, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of ten and a maximum of one hundred shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-10	235,942
1-for-25	94,377
1-for-50	47,188
1-for-75	31,459
1-for-100	23,594

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “BNMV.”

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to Computershare, acting as the exchange agent (the “Exchange Agent”). No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Shareholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the shareholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a shareholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote and Board Recommendation

Under Nevada law and our charter documents, the affirmative vote of holders of a majority of the shares of Capital Stock outstanding as of the Record Date is required to approve the Reverse Stock Split.

The Board unanimously recommends that shareholders vote “FOR” the amendment to the Articles to authorize the Reverse Stock Split.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 3,333,333 TO 500,000,000

Overview

The Board has approved, and is asking the Company’s shareholders to approve the Authorized Share Increase, which is an increase in the number of authorized shares of Common Stock 3,333,333 shares to 500,000,000 shares and a corresponding amendment to the Articles to effect the Authorized Share Increase.

Outstanding Shares and Purpose of the Amendment

Under our Articles, we are currently authorized to issue up to 3,333,333 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were 2,359,423 shares of Common Stock issued and outstanding and 10,882 shares of Preferred Stock issued and outstanding, consisting of 882 shares of Series A, 8,637.5 shares of Series B and 1,362.5 shares of Series C. Additionally, as of the Record Date there were [__] shares of Common Stock underlying other outstanding derivative securities comprised of stock options, warrants and restricted stock units (“RSU’s”). If Proposal No. 3 is approved by the shareholders, after allowing for the issuance of the shares of Common Stock underlying assuming full conversion of the Series A and issuance of shares of Common Stock as dividends, and assuming for such purpose the maximum possible issuances thereunder, we would have only [__] shares of Common Stock available prior to effecting the Reverse Split for which we seek authorization in Proposal No. 1. As described below, we have contractual obligations which require us to increase our authorized Common Stock. While we do not plan to issue AAI or the Series C holders any portion of the extra 10,333,333 shares prior to obtaining shareholder approval of that transaction, we have a substantial need not only to issue shares contingent upon approval or Proposal Nos. 3, 4 and 5, but to raise capital to support our new metaverse business which is in a startup phase as well as pay our ongoing costs, including public company costs. For this reason, and to allow for greater flexibility to issue Common Stock including for compensation awards, we are seeking shareholder approval of the Authorized Share Increase.

Purpose of the Authorized Share Increase

Assuming Proposal 3 is approved, we will be required to establish and maintain a reserve of authorized but unissued shares of Common Stock equal to approximately 5,289,915 shares (the “Series A Reserve”) for issuance pursuant to the Series A Certificate. When we effected the Amendment in November 2022, AAI understood we did not meet the Series A Reserve requirement. One principal purpose of the Authorized Share Increase is to comply with this Series A Reserve requirement in the event that Proposal Nos. 3, 4 and 5 are approved. A second principal purpose is to have Common Stock available to permit us to raise capital. We estimate we will need approximately $[__] million to support our operations over the next 12 months. We cannot assure you that we will be successful in meeting our working capital needs but any financings will likely be very dilutive to our shareholders.

Excluding the Series B and Series C for which the Company may seek subsequent shareholder approval in the future, the Company needs 23,546,607 shares of authorized Common Stock to meet its existing contractual obligations including those to AAI. Increasing the authorized number of shares of Common Stock to 500,000,000 shares would give the Company sufficient flexibility to undertake to issue Common Stock in the future as needed, including to raise capital.

Given the above outstanding securities and agreements to which the Company is subject, and specifically the need for additional authorized but unissued shares of Common Stock in order to comply with the Series A Reserve, as well as working capital needs, the Board believes it to be in the best interest of the Company to increase the number of shares of Common Stock the Company is authorized to issue in order to enable the Company to comply with its contractual obligations while also giving the Company greater flexibility to offer and sell Common Stock and/or derivative securities in future financing transactions. The Board believes that additional authorized shares of Common Stock will also better position the Company to take timely advantage of market conditions as well as favorable acquisition opportunities that may become available to the Company.

If this Proposal 2 is approved, the authorized but unissued shares of Common Stock will be 497,640,577 shares of Common Stock, which again does not reflect reserve requirements in the event that Proposal Nos. 3 and 4 are approved and with respect to the Series B and the Series C. Specifically, the Series B and the Series C require an additional 200% reserve of the shares of Common Stock underlying those series of Preferred Stock, for a total share reserve requirement of 26,666,666 shares of Common Stock thereunder. This Proposal 2 will not, and is not intended to, establish such a reserve, but is rather focused on the Series A Reserve and requirements under other outstanding derivative securities, as well as enabling greater flexibility for other issuances as described above. Subject to the requirements of such securities and the Nasdaq Listing Rules, the authorized but unissued shares of Common Stock will be issued at the direction of the Board, without shareholder approval unless required by applicable law or Nasdaq Listing Rules.

Compensation Programs

We have historically compensated our directors, officers and employees with stock options and/or RSU’s in addition to salaries and other forms of cash compensation. Presently, we are providing our non-employee directors (including AAI’s designee) with RSU’s equal to $12,500 per quarter per such director.

If approved by the shareholders, the Authorized Share Increase will enable the Company to continue to compensate its directors through awards under its compensation programs.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will have the same rights as the shares of Common Stock now authorized and outstanding. The Authorized Share Increase will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Effect of Proposal on Current Shareholders

If this Proposal No. 2 is adopted, up to an additional 497,640,577 authorized shares of Common Stock would be available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

The Board is required to ensure that a sufficient number of authorized shares is available to satisfy the Company’s obligations to issue such shares upon conversion or exercise of outstanding convertible or exercisable instruments. As of this date, several entities have the right to be issued shares of Common Stock. The Board does not presently have any contracts or commitments to issue additional shares of Common Stock, options and/or warrants, other than issuances of equity awards to its employees, officers and directors as well as pursuant to our at-the-market offering, but will have such additional contracts and commitments if Proposal Nos. 3, 4 and 5 are approved.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the anticipated amendment to the Articles should this Proposal No. 2 be approved beyond the shares underlying the instruments, such as convertible notes, warrants and stock options, that are presently outstanding or as described above. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising additional financing, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and/or expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the anticipated amendment to the Articles should this Proposal No. 2 be approved to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our Company. Although the Board’s approval of the amendment to the Articles was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, shareholders should be aware that the anticipated amendment to the Articles should this Proposal No. 2 be approved could facilitate future efforts by us to deter or prevent changes in control of our Company, including transactions in which our shareholders might otherwise receive a premium for their shares over then current market prices.

The Board has approved an amendment to the Articles to increase the Company’s authorized shares of Common Stock to 500,000,000 because it has determined that this number provides more than adequate flexibility for the Company over the foreseeable future.

Required Vote and Board Recommendation

The amendment to the Articles requires the receipt of the affirmative vote of a majority of the shares of Capital Stock issued and outstanding on the Record Date.

The Board unanimously recommends that shareholders vote “FOR” the approval of the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000.

PROPOSAL NO. 3

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(B), 5635(D) AND 5640, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SERIES A PREFERRED STOCK ISSUED BY US TO AULT LENDING, A SUBSIDIARY OF AAI, PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED JUNE 8, 2022, AS AMENDED BY THE AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SERIES A PREFERRED STOCK, IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

Explanatory Note

We have advanced funds to and may advance up to $3,250,000 to White River Energy Corp (“White River”), which we deem a “related party” since our two senior executive officers are officers and in one case a director of White River. The payments are being credited toward a $3,250,000 sum AAI owes White River. Following our spin-offs of two subsidiaries which we have publicly disclosed we intend to effectuate, we may redeem shares of Series A and any sums paid will automatically result in our redeeming a number of shares of Series A based upon the $10,833.33 redemption price per share. The delay in redemption is designed to maximize shares of Common Stock AAI will receive in the two companies we have publicly announced we are spinning off – White River and Wolf Energy Services Inc. In addition, while we delay the redemption, dividends accrue on shares which would otherwise be redeemed.

Overview of Amendment and Related Matters

As stated above, our shareholders previously approved the Series A holder, Ault Lending, LLC, a California limited liability company and wholly owned subsidiary (“Ault Lending”) of Ault Alliance, Inc. (“AAI”) receiving up to 193,906 shares of Common Stock underlying the Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) pursuant to the amendment to the Series A Convertible Redeemable Preferred Stock dated May 8, 2023 (the “Amendment”) to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the “Series A Certificate”) at the September 2022 Annual Meeting. Pursuant to an Amended and Restated Certificate of Designation for the Series A Preferred Stock (the “Amended Certificate”) which was filed with the Nevada Secretary of State on May 8, 2023, AAI (through Ault Lending) is entitled to vote the 193,906 previously approved Series A votes less (i) 83,984 shares which were issued to Ault Lending upon conversions and a commitment fee and that were subsequently sold through the date hereof and (ii) 98,095 shares issued for payment of dividends that are currently held by Ault Lending, in aggregate 182,079 shares (collectively, the “Transferred Shares”) for a total of 11,827 votes (the “Series A Voting Power”). Pursuant to the Amended Certificate, AAI is no longer entitled to convert or vote any of its shares of either the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) or the Series C Convertible Preferred Stock (the “Series C Preferred Stock”).

The disclosure that follows is intended to provide an overview of certain events leading up to and following the Amendment and other information that the Company believes is relevant to its shareholders’ consideration in voting on Proposal 3. These descriptions do not purport to be complete and are qualified in their entirety by the Company’s previous filings with the Securities and Exchange Commission (the “SEC”) disclosing such events and the full text of the referenced documents, as applicable, which are in some cases referenced elsewhere in this Proxy Statement and/or filed as exhibits to such previous SEC filings. Our shareholders are encouraged to review those filings and exhibits in evaluating this Proposal No. 3 and other matters being considered at the Meeting. We also attach as Annex A the Amended Certificate.

The June 2022 Private Placement

On June 8, 2022, we entered into a Securities Purchase Agreement (the “SPA”) with Ault Lending pursuant to which we sold Ault Lending 1,200 shares of Series A Preferred Stock, 3,429 shares of Common Stock and a warrant to purchase shares of Common Stock for a total purchase price of $12,000,000 in a private placement transaction which was exempt from registration under the Securities Act of 1933 and the rules promulgated by the SEC thereunder. The warrant, which entitled the holder to receive as many shares of Common Stock as necessary to enable it to beneficially own 49% of the outstanding Common Stock after exercise, was subsequently cancelled. The June 2022 private placement and certain material terms thereof were disclosed in a Current Report on Form 8-K filed by the Company on June 9, 2022, and certain material agreements and related documents entered into by the Company in connection therewith were filed as exhibits to that Form 8-K.

Prior Shareholder Approval of Series A and Warrant

On September 9, 2022, at the 2022 Annual Meeting of the Shareholders, the Company’s shareholders voted, among other things, to approve for purposes of complying with Nasdaq Listing Rule 5635 the issuance of shares of Common Stock underlying the Series A Preferred Stock (before the November 2022 Amendment took effect), as well as the warrant referenced above. As disclosed in the Proxy Statement filed with the SEC and distributed to the Company’s shareholders on or about July 26, 2022 in connection with that meeting, the number of shares of Common Stock which were ultimately approved at that meeting included 193,906 shares of Common Stock issuable upon conversion of the Series A, plus 872,521 shares issuable in connection with the warrant issued to Ault Lending in the June 2022 private placement.

The warrant was subsequently cancelled and given such cancellation and the fact that the Amendment provides for issuance under different circumstances, and further to correspondence with Nasdaq, we are asking the Company’s shareholders to approve the additional shares of Common Stock issuable under the Series A by virtue of the Amendment, as more particularly described below.

Amendments to the Series A Certificate

After the June 2022 private placement, the Company effected three amendments to the Series A later in 2022. The final 2022 Amendment, which was filed with the Nevada Secretary of State on November 28, 2022 and is the subject of this Proposal 3 (the “November Amendment”), had the effect of increasing the number of shares of Common Stock issuable pursuant to the Series A Certificate in three ways: (1) it increased the stated value per share of Series A, which is used as the numerator in the Series A conversion formula, from $10,000 to $10,833.33; (2) it reduced the conversion price of the Series A, which is the denominator in the Series A conversion formula, by tying such conversion price to the volume-weighted average price (“VWAP”) of the Company’s Common Stock and applying a floor price $7.50 per share; and (3) it provided for the payment of dividends at a rate of $1,365 per Series A share per annum (subject to potential increase to $1,950 per Series A share per annum), in shares of Common Stock rather than cash, with the number of shares of Common Stock so payable determined by dividing the dividend rate by the amended conversion price, subject to a floor price $7.50 per share. By virtue of these changes, the maximum total possible number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock became 1,763,305 shares, which reflects 1,569,399 more shares than the 193,906 shares that our shareholders approved. We refer to these extra 1,569,399 shares which may be issued as the “Excess Shares.” The purpose of this Proposal 3 is to obtain approval of the issuance of the Excess Shares in accordance with Nasdaq Listing Rules.

For information on the voting rights of the Series A, see “Voting Rights” beginning at page [20].

Non-Compliance with Nasdaq Listing Rules

On December 27, 2022, the Company received a letter from Nasdaq notifying the Company of its noncompliance with stockholder approval requirements set forth in Listing Rule 5635(d), which as more particularly described below requires stockholder approval for transactions, other than public offerings, involving the issuance of 20% or more of the pre-transaction shares outstanding at less than the Minimum Price (as defined therein).

Additionally, the letter indicates that the Company has violated Nasdaq’s voting rights rule set forth in Listing Rule 5640. Specifically, when we entered into the November Amendment and reduced the conversion price, we failed to make the lower conversion price subject to stockholder approval resulting in a violation of Nasdaq Listing Rule 5640, which provides that existing stockholders’ voting rights cannot be disparately reduced or restricted through any corporate action or issuance. However, we are not seeking stockholder approval of the Nasdaq Listing Rule 5640 violation at the Special Meeting, as such a violation cannot be cured with stockholder approval.

In connection with the letter, the Company was given 45 days from the date of the letter to prepare and submit a plan to regain compliance with the referenced Nasdaq Listing Rules, and then up to 180 calendar days from the date of the letter to evidence compliance. As the letter indicated, if the Company’s plan is either not accepted by Nasdaq or is not adequately executed to regain compliance and remedy the matters set forth in the letter by the prescribed deadline, the Company’s Common Stock will be subject to delisting. While Listing Rule 5640 cannot be remedied by stockholder approval, the Company is seeking approval of this Proposal 1 as part of its plan to comply with Listing Rule 5635 with respect to the Amendment and all Excess Shares potentially issuable thereunder. The Company has responded to this letter with a plan to regain compliance that includes this Proposal 3 and has also responded to the other Nasdaq claims discussed below. The Certificates of Designation of the Series A, Series B and to limiting the voting power under the Series A and Common Stock waive any voting rights under those series of Preferred Stock pending stockholder approval. We are not asking you to approve the voting or conversion of the Series B or Series C at the Special Meeting.

In connection with the BitNile.com share exchange described below, on March 3, 2023 the Company received a letter from Nasdaq indicating that certain of the terms of the Series B Preferred Stock and the Series C Preferred Stock, which subject to various limitations are convertible into a combined total of 13,333,333 shares of the Company’s Common Stock, would constitute a change of control requiring shareholder approval under Nasdaq Listing Rule 5110. Specifically, Listing Rule 5110(a) states that “[a] Company must apply for initial listing in connection with a transaction whereby the Company combines with a non-Nasdaq entity, resulting in a change of control of the Company...” Nasdaq also asked certain questions and requested certain documents and information related to various aspects of the BitNile.com transaction and other matters, including the transaction’s valuation and the process by which it arose, was negotiation and closed.

Further, on June 21, 2023, the Company received a letter (the “Letter”) from Nasdaq notifying the Company that Nasdaq has determined that the Company has violated Nasdaq’s voting rights rule set forth in Listing Rule 5640 (the “Voting Rights Rule”). The alleged violation of the Voting Rights Rule relates to the issuance of (i) 8,637.5 shares of the newly designated Series B Preferred Stock and (ii) 1,362.5 shares of newly designated Series C Preferred Stock (collectively, the “Preferred Stock”) in connection with the acquisition of BitNile.com, Inc. (“BitNile”) as well as the securities of Earnity, Inc. beneficially owned by BitNile (collectively, the “Assets”) pursuant to the Share Exchange Agreement (the “Agreement”) by and among the Company, Ault Alliance, Inc. (“AAI”) and the minority shareholders of BitNile, which was previously disclosed on Current Reports on Form 8-K filed by the Company on February 14, 2023 and March 10, 2023. The Preferred Stock has a collective stated value of $100,000,000 (the “Stated Value”), and votes on an as-converted basis, representing approximately 92.4% of the Company’s outstanding voting power on a fully diluted basis at the time of issuance, assuming shareholder approval for the voting of these shares.

According to the Letter, because the Preferred Stock was not issued for cash, Nasdaq compared the value of the Assets to the Stated Value, and determined that the value of the Assets was less than the Stated Value and that the voting rights attributable to the Preferred Stock has the effect of disparately reducing the voting rights of the Company’s existing shareholders. The Staff looked at the total assets and shareholders’ equity of BitNile as of March 5, 2023, as well as the market capitalization of AAI prior to entering into the Agreement and immediately after closing of the transaction in determining, in Nasdaq’s opinion, the value of the Assets. The Letter did not make any reference to the projections prepared by AAI as to the future potential of the business of BitNile nor to the fairness opinion obtained from an independent party by the Company prior to closing of the transaction, which supported the Stated Value of the Preferred Stock for the total value of the Assets, both of which the Company provided to the Staff prior to receipt of the Letter.

According to the Letter, Nasdaq determined that the voting rights of the Preferred Stock, voting on an as-converted basis, are below the minimum price per share of the Common Stock at the time of the issuance of the Preferred Stock. Additionally, Nasdaq determined that the Series B Preferred Stock provides the holder the right to appoint a majority of the Company’s board of directors when such representation is not justified by the relative contribution of the Series B Preferred Stock pursuant to the Agreement.

Under the Voting Rights Rule, a company cannot create a new class of security that votes at a higher rate than an existing class of securities or take any other action that has the effect of restricting or reducing the voting rights of an existing class of securities. As such, according to the Letter, the issuance of the Preferred Stock violated the Voting Rights Rule because the holders of the Preferred Stock are entitled to vote on an as-converted basis, thus having greater voting rights than holders of common stock, and the Series B Preferred Stock is entitled to a disproportionate representation on the Company’s board of directors.

According to the Letter, the Company has 45 calendar days from the date of the Letter, or until August 7, 2023, to submit a plan to regain compliance (the “Compliance Plan”) with the Voting Rights Rule, and if such plan is accepted by Nasdaq, the Company can receive an extension of up to 180 calendar days from the date of the Letter to evidence compliance. However, if the Company’s plan is not accepted by Nasdaq, the Common Stock will be subject to delisting. The Company would have the right to appeal that decision to a hearings panel.

The Letter also provides that the Company’s name will be included on a list of all non-compliant companies which Nasdaq makes available to investors on its website at listingcenter.nasdaq.com, beginning five business days from the date of the Letter. As part of this process, an indicator reflecting the Company’s non-compliance will be broadcast over Nasdaq’s market data dissemination network and will also be made available to third party market data providers.

The Letter has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on The Nasdaq Capital Market, subject to the Company’s compliance with the Letter and other continued listing requirements of The Nasdaq Capital Market.

The Company intends to submit the Compliance Plan to Nasdaq as promptly as practicable and update the public of any developments in this regard, as required by applicable securities laws and regulations as well as Nasdaq’s rules. The Company cannot provide any assurances with respect to Nasdaq’s response to the forthcoming Compliance Plan.

The Company is not seeking approval for the conversion or voting rights of the Series B Preferred Stock or the Series C Preferred Stock at the Meeting, but may seek such approval in the future, assuming Nasdaq accepts the Compliance Plan that the Company will submit to it..

Subsequent Developments

While the developments described in this subsection titled “Subsequent Developments” do not directly relate to Proposal No. 3 or any other matter being considered at the Meeting, the overview that follows in this subsection is being included in this Proxy Statement to provide shareholders with what management believes to be relevant disclosure and information to their decision in voting on Proposal No. 3.

BitNile.com Share Exchange

As previously disclosed in the Company’s Current Report on Form 8-K filed on March 10, 2023, on March 6, 2023, the Company closed the share exchange with AAI, subsequent to which it beneficially owned approximately 86% of BitNile.com and the other shareholders of BitNile.com (which include various AAI officers and directors as well as AAI and/or BitNile.com employees) owned approximately 8% of BitNile.com, and issued such shareholders on a pro-rata basis a total of 10,000 shares of Series B Preferred Stock and Series C Preferred Stock with a total stated value of $100,000,000, in exchange for 100% of the outstanding shares of capital stock of BitNile.com. As a result of the transaction, BitNile.com, Inc. became the Company’s wholly owned subsidiary. Following its acquisition of BitNile.com, the Company’s principal business focus shifted to the development and operation of a metaverse platform. Effective at the closing of this share exchange, the Board fixed the number of directors at five and appointed Henry Nisser, President, General Counsel and a director of AAI, as a director of the Company to fill the vacancy and as President and General Counsel of the Company.

Because of the negative covenants imposed by the Series A Certificate and a related warrant to acquire a number of shares of Common Stock as necessary to beneficially own 49% of the Company post-exercise for nominal consideration as well as the Company’s plan to spin-off its principal subsidiaries, acquisition of some business from or at the suggestion of AAI was always likely beginning with the June 8, 2022 Series A sale since the Company could not borrow money or sell any securities or make acquisitions, among other things, without AAI’s consent. In connection with the BitNile.com acquisition, the Company obtained an opinion from a third party valuation firm that the transaction was fair to the Company.

After completion of the share exchange, the Company changed its name from “Ecoark Holdings, Inc.” to “BitNile Metaverse, Inc.” and changed its ticker symbol from “ZEST” to “BNMV.”

Amendment and Restatement of Series A Certificate

In response to the Nasdaq correspondence described above, on May 8, 2023, the Company filed the Series A Certificate to, among other things, limit the total number of shares issuable thereunder to the 193,906 shares our shareholders approved in September 2022, less the 182,079 Transferred Shares, unless and until the Company receives shareholder approval for such issuance(s) in according with Nasdaq Listing Rules and increased, for purposes of the voting power of the Series A Preferred Stock, the conversion price to $63.00 per share, which was the original conversion rate at the time of issuance of the Series A Preferred Stock. As described elsewhere in this Proxy Statement, this Proposal No. 3 only relates to the Excess Shares (or 1,569,399 shares) underlying the Series A pursuant to the November Amendment. Following the filing of the Amended and Restated Series A Certificate, on May 12, 2023 Nasdaq indicated that the issues with respect to the Series A as described above had been resolved. However, approval of this Proposal No. 3 would be required for the Series A holder to fully convert its Series A, including the Excess Shares, and we are therefore seeking approval of such issuance in this Proposal No. 3.

Overview of Series A

The material terms of the Series A, including the Amended Series A Certificate, are summarized below, which descriptions do not purport to be complete and are summarized in their entirety by the complete text of the Amended Series A Certificate attached as Annex A.

Series A Overview

Conversion Rights

Each share of Series A Preferred Stock has a stated value of $10,833.33 and is convertible into a number of shares of Common Stock (the “Conversion Shares”) determined by dividing the stated value of the shares of Series A Preferred Stock being converted by a conversion price equal to the lesser of (i) $30.00 and (ii) the higher of (A) 80% of the 10-day VWAP and (B) $7.50, subject to certain adjustment provisions. The holder’s conversion of the Series A Preferred Stock is subject to a beneficial ownership limitation of 19.9% of the issued and outstanding Common Stock as of any applicable date, unless and until we obtain shareholder and Nasdaq approval for the conversion of more than that amount in order to comply with Nasdaq Listing Rules, and in addition the conversion and voting rights of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock by separate agreement are collectively limited to 19.9% of the outstanding Common Stock as of November 28, 2022 unless and until shareholder approval is obtained (collectively, the “Nasdaq Beneficial Ownership Limitation”).

The conversion rights are also limited to the approved amount of 193,906 shares without shareholder approval. This Proposal No. 3 seeks such shareholder approval.

As described above, the Amendment had the result of increasing the stated value from $10,000 to $10,833.33 and reducing the conversion price from $63.00 to as low as $7.50. Therefore, the maximum number of shares of Common Stock issuable upon conversion of the 932 shares of Series A Preferred Stock that were outstanding as of November 28, 2022, and therefore the maximum voting power underlying those shares, increased from 147,937 shares of Common Stock to 1,346,222 shares of Common Stock as a result of the Amendment, not including shares of Common Stock issuable as dividends after that date as described below.

Voting Rights

Subject to the Nasdaq Beneficial Ownership Limitation, the Series A Preferred Stock is entitled to vote with the Common Stock determined based on the voting formula of the number of shares of Series A Preferred Stock multiplied by $10,833.33 with the product then divided by an amount as low as $7.50, subject to limitations including the limitation to the approved amount of up to 193,906 shares without shareholder approval and to applicable law and the Nasdaq Listing Rules, and the Nasdaq Beneficial Ownership Limitation. The Amended and Restated Series A Certificate which effected these changes was designed to alleviate the voting rights violation under Nasdaq Listing Rule 5640, and as a result of the change the voting rights are no longer tied to the conversion provisions of the Series A, as amended by the November 2022 Amendment. As a result, even if this Proposal No. 3 is approved, such approval will not increase the voting rights of the Series A above those which were in place at June 8, 2022 when the transaction was originally entered and the terms of which were previously approved by our shareholders at the September 2022 meeting.

See “Who is entitled to vote at the Meeting?” on page 2 for an overview of the relative voting rights of the Preferred Stock at this Meeting.

Dividend Rights

Effective November 1, 2022, Ault Lending as the holder of shares of the Series A Preferred Stock, is entitled to dividends payable only in Common Stock at an annual rate of 12.6% of the stated value, which as a result of the increase to the stated value resulting from the Amendment is equivalent to $1,365 per year per share, payable monthly until the earlier of (a) November 1, 2024, and (b) the date on which the holder no longer holds any shares of Series A. The number of shares of Common Stock issuable for the payment of dividends is equal to the lesser of (i) $30.00 and (ii) the higher of (A) 80% of the 10-day VWAP and (B) $7.50, subject to certain adjustment provisions. Our obligation to deliver Common Stock is subject to the Nasdaq Beneficial Ownership Limitation referred to in this Proxy Statement. Prior to the Amendment in November 2022, dividends on the Series A were payable in cash rather than Common Stock at a rate of 12.6% of the stated value, or $1,260 at that time, per annum per share.

We paid the November payment to Ault Lending in cash by mistake and as a result are still owed approximately $95,000 by Ault Lending.

Liquidation Rights

The shares of Series A have a liquidation preference over the Common Stock and any subsequent series of junior preferred stock of $10,833.33 per share of Series A, plus accrued but unpaid dividends.

Redemption

At any time beginning on or after June 8, 2024, Ault Lending may cause us to redeem some or all of the shares of Series A it holds at a per share redemption price equal to the stated value or $10,833.33, plus any accumulated and unpaid dividends thereon.

Nasdaq Listing Rules 5635 and 5640

Our Common Stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the Series A Proposal. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which are available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

Nasdaq Listing Rule 5635(b)

Nasdaq Listing Rule 5635(b) requires shareholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. Because the Amendment provides for the potential issuance of a total of 1,763,305 shares of Common Stock, representing the shares that were previously issuable under the Series A Preferred Stock plus the Excess Shares on which the shareholders are being asked to vote in this Proposal No. 3, our issuance of Common Stock pursuant to the Series A Certificate as amended by the Amendment could result in a “change of control” for purposes of Nasdaq Listing Rule 5635(b). This number is greater than 50% of the shares of our Common Stock that were outstanding as of the record date, and therefore absent the Nasdaq Beneficial Ownership Limitation, our issuance of the Series A Preferred Stock and subsequent Amendment thereto would constitute a “change of control” because a single entity could acquire a greater ownership position than any of our shareholders prior to the June 2022 private placement in which the Series A Preferred Stock was issued and the November Amendment.

Accordingly, we are seeking shareholder approval pursuant to Nasdaq Listing Rule 5635(b) to permit the issuance of the 1,569,399 Excess Shares, which would be in excess of the 20% maximum under Rule 5635(b), after taking into account other shares of Common Stock issued or issuable to AAI that are below the Nasdaq Beneficial Ownership Limitation contained in the Series A Preferred Stock.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires shareholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a listed company of Common Stock equal to 20% or more of the Common Stock, or 20% or more of the voting power, that was outstanding before the issuance for less than the lower of the closing price of such Common Stock as of the date of execution of the definitive agreement with respect to such transaction and the average closing price for the five trading days immediately preceding such date. The provisions in the Series A Certificate that prevent the issuance of shares of our Common Stock upon conversion if such issuance will result in such holders beneficially owning in excess of 19.9% of our Common Stock prior to shareholder approval pursuant to the Nasdaq Beneficial Ownership Limitation were designed to avoid an issuance under the Series A that would be in excess of the Nasdaq Beneficial Ownership Limitation, and are therefore required under Nasdaq Listing Rule 5635(d). The 19.9% limitation is based upon the number of shares of Common Stock outstanding as of any given conversion date and excludes Common Stock previously sold.

We are seeking shareholder approval for the issuance of the shares of Common Stock upon conversion and as dividend payments under the Series A Preferred Stock after giving effect to the Amendment pursuant to Nasdaq Listing Rule 5635(d) without regard to the Nasdaq Beneficial Ownership Limitation.

Nasdaq Listing Rule 5640

Nasdaq Listing Rule 5640, referred to herein as the Voting Rights Rule, states that existing shareholders’ voting rights cannot be disparately reduced or restricted through any corporate action or issuance. In its letter to BitNile, Nasdaq stated that “Moreover, because the Convertible Preferred Stock votes on an as-converted basis and is convertible into common stock at a discount, the Amendment also violates Nasdaq’s voting rights rule under Listing Rule 5640.” However, as noted above, we are not seeking stockholder approval of the Nasdaq Listing Rule 5640 violation at the Meeting, as such a violation cannot be cured with shareholder approval.

Consequences if Shareholder Approval is Not Obtained

If we fail to obtain approval for the Series A Proposal, Ault Lending (or any transferee) cannot convert its Series A into Common Stock beyond the previously approved 193,906 shares, less the 182,079 Transferred Shares.

In addition, if we fail to obtain approval for Proposal 1 or otherwise take action to regain compliance with Nasdaq Listing Rule 5635, Nasdaq may take action to delist us. Certain information about the risks of a potential delisting and the actions we may take to prevent it are discussed under Proposal No. 3. In addition, further risks and uncertainties relating to our Nasdaq issues are also separately discussed elsewhere in this Proxy Statement.

Description of Proposal

We are seeking shareholder approval as required by Nasdaq Listing Rule 5635 (as described above) to enable us to issue a number of shares of our Common Stock pursuant to the Series A Certificate as amended by the Amendment that exceeds 20% of our outstanding Common Stock as of any applicable conversion date, reflects the Excess Shares consisting of the following:

●	Up to a maximum of 1,262,173 shares potentially issuable upon conversion of the Series A, in excess of the 193,906 shares reflecting the shares of Common Stock under the Series A that were previously authorized or approved by prior shareholder vote at the special shareholder’s meeting held for such purpose in September 2022; and

●	Up to 307,226 shares of Common Stock payable as dividends, assuming for such purpose all such payments are made at the 18% default dividend rate as required by Nasdaq Listing Rule 5635.

The use of the “majority of votes cast” is being used in accordance with Nasdaq Marketplace Rule 5635(e)(4). We have limited the Preferred Stock votes on this Proposal No. 3 to the Series A Voting Power which was previously approved to ensure such Preferred Stock, the outcome of Proposal No. 3 and any other matters related thereto are approved in accordance with Nasdaq Listing Rules.

Broker non-votes will not affect whether this proposal is approved, nor will abstentions.

Anticipated and Potential Effects of this Proposal

The issuance of the shares of our Common Stock which are the subject of the Series A Proposal will result in an increase in the number of shares our Common Stock that may become outstanding. This will result in a decrease to the respective ownership and voting percentage interests of our other shareholders. Our market value and our future earnings per share, if any, may be reduced.

If the Series A Proposal is approved, it could also result in the subsequent issuance of a total of 1,569,399 Excess Shares over the Nasdaq Beneficial Ownership Limitation in the Series A, and assuming no other issuances of our Common Stock occur, which would be dilutive to our other shareholders and could also adversely affect the market price and trading volatility of our Common Stock.

For your consideration of the Series A Proposal, the above descriptions of the material terms of the Amended and Restated Series A Certificate and certain other material developments that took place following the November 2022 Amendment is set forth in this Proxy Statement to provide you with basic information concerning the Series A and related matters. However, the description above is not a substitute for reviewing the more complete disclosure about the referenced developments, as well as the full text of the referenced documents. With respect to the Series A, this includes the Amended and Restated Series A Certificate included with this Proxy Statement as Annex A.

Required Vote and Board Recommendation

The Series A Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the Series A Proposal. The holder of the Series A Preferred Stock may not vote its shares of Common Stock on this proposal.

The Board unanimously recommends that shareholders vote “FOR” this Proposal No. 3, and thereby permit the issuance of the 1,569,399 shares of Common Stock issuable pursuant to the Amendment. Mr. Nisser abstained from voting as a member of the Board on this matter.

PROPOSAL NO. 4

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SENIOR SECURED CONVERTIBLE NOTES AND WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED APRIL 27, 2023, IN AN AMOUNT THAT MAY EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

Terms of the Transaction

On April 27, 2023, we entered into a Securities Purchase Agreement (“SPA”) with certain accredited investors (the “Investors”), and, pursuant to the SPA, sold to the Investors (i) senior secured convertible notes (the “Notes” and the shares underlying the Notes, the “Conversion Shares”) and (ii) warrants to acquire up to an aggregate amount of 2,100,905 additional shares of the Company’s Common Stock (the “Warrants” and the shares underlying the warrants, the “Warrant Shares”), subject to certain beneficial ownership limitations. The issuance of Conversion Shares and Warrant Shares are subject to adjustment.

The Company may not issue the Conversion Shares and Warrant Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of April 27, 2023 unless the Company first obtains shareholder approval (the “Shareholder Approval”).

Under the SPA, the Company and certain of its shareholders, and the Investors entered into several agreements. The Voting Agreement requires the shareholders to vote their Common Stock in favor of the Shareholder Approval, and the Lockup Agreement prevents certain shareholders from selling any Common Stock until 30 days after the Notes are no longer outstanding.

Furthermore, the Company and the Investors signed a Registration Rights Agreement (the “RRA”). The RRA obligates the Company to file a registration statement to register the Conversion Shares and Warrant Shares within fifteen (15) days after filing its quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2023 (the “Filing Deadline”). The registration statement must become effective within ninety (90) days of the Filing Deadline.

Description of the Warrants

The Warrants issued pursuant to the SPA entitle the Investors to purchase an aggregate of 2,100,905 Warrant Shares for a period of five years, subject to certain beneficial ownership limitations at an exercise price of $3.273 (the “Exercise Price”). The Exercise Price of each Warrant is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Exercise Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Warrants may be exercised on a cashless basis at any time there is not an effective registration statement registering for resale the Warrant Shares.

Description of the Senior Secured Convertible Notes

The issued Notes, with an original discount, had a principal of $6,875,000, sold for $5,500,000 million. The maturity date of the Notes is April 27, 2024. The Notes do not accrue interest, provided that no event of default under the Notes has occurred. The Notes have standard default events, including payment failures, covenant breaches, or company bankruptcy. The Company may partially or fully prepay the Notes at a 15% premium.

Conversion of the Senior Secured Convertible Notes

The Notes are convertible into Conversion Shares at a price per share based on the lower of two options: (i) $3.273 or (ii) the greater of (A) $0.504 and (B) 85% of the lowest volume weighted average price of the Common Stock during the ten (10) trading days before the conversion date (the “Conversion Price”). However, the Conversion Price can be adjusted in certain events such as issuance of Common Stock at a lower price per share than the then-effective Conversion Price, stock splits, stock dividends, combinations, or similar events. The maximum total possible number of shares of Common Stock issuable upon conversion of the principal amount of the Notes, applying a floor price of $0.504, is 13,640,873 shares

The Investors are subject to an ownership limit that restricts them from converting their shares in a manner that would cause them to beneficially own more than 4.99% (the “Maximum Percentage”) of the outstanding shares of the Company's Common Stock as of April 27, 2023. Any conversion of the Notes that exceeds the Maximum Percentage will not be permitted and will be treated as null and void.

Additional information regarding the Securities

A more detailed description of the Notes, the SPA, the Warrants, the Conversion Shares, Warrant Shares and related transaction documents can be found in the Company’s Current Report on Form 8-K as filed with the SEC on April 27, 2023.

Why the Company Needs Shareholder Approval

Our Common Stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to this Proposal No. 4. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which is available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires shareholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a listed company of Common Stock equal to 20% or more of the Common Stock, or 20% or more of the voting power, that was outstanding before the issuance for less than the lower of the closing price of such Common Stock as of the date of execution of the definitive agreement with respect to such transaction and the average closing price for the five trading days immediately preceding such date. The provisions in the Note and Warrant that prevent the issuance of shares of our Common Stock upon conversion if such issuance will result in such holders beneficially owning in excess of 19.99% of our Common Stock prior to shareholder approval pursuant to the Nasdaq Beneficial Ownership Limitation were designed to avoid an issuance under the SPA that would be in excess of the Nasdaq Beneficial Ownership Limitation, and are therefore required under Nasdaq Listing Rule 5635(d). The 19.9% limitation is based upon the number of shares of Common Stock outstanding as of any given conversion date and excludes Common Stock previously sold.

We are seeking shareholder approval for the issuance of the shares of Common Stock upon conversion pursuant to Nasdaq Listing Rule 5635(d) without regard to the Nasdaq Beneficial Ownership Limitation.

 Effect of Proposal on Current Shareholders

If Proposal No. 4 is adopted, at least 2,100,905 Warrant Shares would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent [_______]% of our total outstanding shares (giving effect to such issuance). In addition to these Warrant Shares, the Company may issue additional shares of Common Stock upon conversion of Notes, subject to the Maximum Percentage cap. The exact number of shares that may be issued upon such conversion is uncertain, as it will depend on various factors such as the conversion price and the number of securities that are ultimately converted. The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon exercise of these warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Investors may ultimately exercise and sell the full amount issuable on exercise. This means that our current shareholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Required Vote and Board Recommendation

The approval of the PIPE Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the PIPE Proposal.

The Board unanimously recommends that shareholders vote “FOR” the PIPE Proposal.

PROPOSAL NO. 5

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDER AN EQUITY LINE OF CREDIT PURSUANT TO THE PURCHASE AGREEMENT DATED JUNE 5, 2023

Terms of the Transaction

On June 5, 2023, we entered into a purchase agreement (the “ELOC Purchase Agreement”) with Arena Business Results, LLC (“Arena”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct Arena to purchase up to an aggregate of $100,000,000 of shares of our Common Stock over the 36-month term of the ELOC Purchase Agreement. Under the ELOC Purchase Agreement, after the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the Registration Statement (as defined in the ELOC Purchase Agreement), we have the right to present Arena with an advance notice (each, an “Advance Notice”) directing Arena to purchase any amount up to the Maximum Advance Amount (as described below).

The Maximum Advance Amount shall be calculated as follows: (a) if the Advance Notice is received by 8:30 a.m. Eastern Time, the lower of: (i) an amount equal to forty percent of the average of the Daily Value Traded (as defined in the ELOC Purchase Agreement) of the Common Stock on the ten trading days immediately preceding an Advance Notice, or (ii) $20,000,000, and (b) if the Advance Notice is received after 8:30 a.m. Eastern Time but prior to 10:30 a.m. Eastern Time, the lower of (i) an amount equal to thirty percent of the average of the Daily Value Traded of Common Shares on the ten (10) Trading Days immediately preceding an Advance Notice, or (ii) $15,000,000.

The number of shares that we can issue to Arena from time to time under the ELOC Purchase Agreement shall be subject to the Ownership Limitation (as defined in the ELOC Purchase Agreement). In addition, Arena will not be required to buy any shares of our common stock pursuant to an Advance Notice on any trading day on which the closing trade price of our common stock is below $0.952. We will control the timing and amount of sales of our common stock to Arena. Arena has no right to require any sales by us, and is obligated to make purchases from us as directed solely by us in accordance with the ELOC Purchase Agreement. The ELOC Purchase Agreement provides that we will not be required or permitted to issue, and Arena will not be required to purchase, any shares under the ELOC Purchase Agreement if such issuance would violate Nasdaq rules, and we may, in our sole discretion, determine whether to obtain shareholder approval to issue shares in excess of 19.99% of our outstanding shares of Common Stock if such issuance would require shareholder approval under Nasdaq rules. Arena has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging our common stock during any time prior to the termination of the ELOC Purchase Agreement.

Pursuant to the ELOC Purchase Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission a Registration Statement for the resale by Arena of Registrable Securities (as defined in the ELOC Purchase Agreement) upon the later of (i) within fifteen calendar days after the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 (or as such other date as provided in the Agreement), (ii) such time as the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company exceeds $5,000,000 or (iii) such later date determined by the parties in writing, but in the case of clauses (i) and (ii) not later than September 30, 2023.

In consideration for Arena’s execution the ELOC Purchase Agreement, the Company is required to issue to Arena, as a commitment fee, a number of Common Stock having an aggregate dollar value equal to $4,000,000 (“Commitment Fee Shares”). Within one business day of the effectiveness of the Registration Statement, the Company shall deliver irrevocable instructions to its transfer agent to electronically transfer to Arena that number of Common Stock having an aggregate dollar value equal to $1,000,000 based on the per share price of the Common Stock, which price shall be equal to the simple average of the daily VWAP (as defined in the ELOC Purchase Agreement) of the Common Stock during the ten trading days immediately preceding the effectiveness of the Registration Statement (the “Initial Issuance”). The Company shall deliver irrevocable instructions to its transfer agent to electronically transfer to Arena that number of shares of Common Stock having an aggregate dollar value equal $3,000,000 based on the per share price of the Common Stock as follows: (i) $1,000,000 worth of the Commitment Fee Shares on the three month anniversary of the Initial Issuance based on the per common stock price which price shall be equal to the simple average of the daily VWAP of the Common Stock during the ten Trading Days immediately preceding the three month anniversary, (ii) $1,000,000 worth of the Commitment Fee Shares on the six month anniversary of the Initial Issuance based on the per share price of the Common Stock, which price shall be equal to the simple average of the daily VWAP of the Common Stock during the ten Trading Days immediately preceding the six month anniversary and (iii) $1,000,000 worth of the Commitment Fee Shares on the nine month anniversary of the Initial Issuance based on the per share price of the Common Stock, which price shall be equal to the simple average of the daily VWAP of the Common Stock during the ten Trading Days immediately preceding the nine month anniversary.

The ELOC Purchase Agreement may also be terminated by us at any time after commencement, at our discretion; provided, however, upon early termination we are required to issue the outstanding Commitment Fee Shares to Arena. Further, the ELOC Purchase Agreement will automatically terminate on the date that we sell, and Arena purchases, the full $100,000,000 amount under the agreement or, if the full amount has not been purchased, on the expiration of the 36-month term of the ELOC Purchase Agreement.

Why the Company Needs Shareholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires us to obtain shareholder approval for a transaction, other than a public offering, involving an issuance of 20% or more of our Common Stock or 20% or more of the voting power outstanding before the issuance (the “Exchange Cap”) at a price less than the minimum price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)). We had 1,905,268 shares of Common Stock outstanding immediately prior to the transactions described above, 20% of which is 381,054 shares.

Our Board has determined that our ability to issue the shares in connection with the transactions described above in excess of the Exchange Cap is in the best interests of the Company and its shareholders because our ability to issue and sell shares to Arena provides us with a reliable source of capital for working capital and general corporate purposes. If shareholders do not approve this proposal, our issuance of shares of Common Stock under the ELOC Purchase Agreement will remain subject to limitation under the Exchange Cap, and we will not be able to sell the full $100,000,000 available under the ELOC Purchase Agreement. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were to be unsuccessful in raising additional capital, we would be required to curtail our current business plans and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Effect on of Proposal on Current Shareholders

If shareholders approve this Proposal No. 5, we will be able to issue shares under the ELOC Purchase Agreement without regard to the Exchange Cap. The issuance of such shares may result in significant dilution to our shareholders and afford our shareholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Because the number of shares that may be issued to Arena pursuant to the ELOC Purchase Agreement is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot presently be determined. Additionally, the issuance and subsequent resale of shares sold under the ELOC Purchase Agreement may cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The approval of the ELOC Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the ELOC Proposal.

The Board unanimously recommends that shareholders vote “FOR” the ELOC Proposal.

PROPOSAL NO. 6

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM NEVADA TO DELAWARE

Overview

We are seeking shareholder approval to grant the Board discretionary authority to change the Company’s state of incorporation from Nevada to Delaware (the “Reincorporation”). If our shareholders approve this proposal, the Board will have the sole discretion, until the 2024 Annual Meeting of Shareholders, to effectuate the Reincorporation. The Board has unanimously approved effectuating the Reincorporation, subject to approval by our shareholders and approvals that the Board determines are in the best interests of the Company to obtain and other factors that the Board may consider. If authorized by the Board, the Reincorporation will be effectuated pursuant to the terms of an agreement and plan of merger (the “Reincorporation Agreement”) to be entered into by the Company providing for us to merge with and into a newly formed, wholly owned subsidiary of the Company incorporated in the State of Delaware (“BNMV-Delaware”). The name of the Company after the Reincorporation will remain “BitNile Metaverse, Inc.” Even if our shareholders approve this proposal, the Board reserves the right not to effect the Reincorporation if the Board does not deem it to be in the best interests of the Company’s shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company’s shareholders. If this proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reincorporation. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of Nevada is referred to as “BNMV-Nevada” and the Company after it is reincorporated under the laws of Delaware is referred to as “BNMV-Delaware” or as “we” or “us.”

Shareholders are urged to read this proposal carefully, including the exhibits attached to this Proxy Statement, before voting on this Reincorporation proposal. The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the Reincorporation Agreement, a draft copy of which is attached as Annex B, the Certificate of Incorporation of BNMV-Delaware to be effective immediately following the Reincorporation (the “Delaware Certificate”), in substantially the form attached hereto as Annex C, and the Bylaws of BNMV-Delaware to be effective immediately following the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Annex D. Copies of the Articles of Incorporation of BNMV-Nevada filed in Nevada, as amended to date (the “Nevada Articles”), and the Bylaws of BNMV-Nevada, as amended to date (the “Nevada Bylaws”), are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices. Additionally, we will send copies to shareholders free of charge upon written request to BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215.

Reasons for the Reincorporation

Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation, should the Board choose to effect it, would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own. The principal factors the Board considered in deciding to pursue and recommending that our shareholder approve the proposed Reincorporation are summarized below:

•	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;
•	access to specialized courts;
•	enhanced ability of Delaware corporations to attract and retain directors and officers; and
•	more certainty with respect to indemnification and limitation of liability for directors.

Predictability, Flexibility and Responsiveness of Delaware Law. Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware legislature is sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, we believe that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under Nevada law.

Access to Specialized Courts. Delaware offers a system of specialized Chancery Courts to adjudicate cases involving corporate law issues. These courts have developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and have streamlined procedures and processes that help provide relatively quick decisions. In contrast, Nevada does not have a similar specialized court established to hear only corporate law cases. Disputes involving questions of Nevada corporate law are either heard by the Nevada district court, the general trial court in Nevada that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Enhanced Ability to Attract and Retain Directors and Officers. The Board believes that the Reincorporation would enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under Nevada law. The Board believes that the Reincorporation would provide appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. Please note that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both Nevada and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions. The increasing frequency of claims and litigations directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of the Company and its shareholders. We believe that, in general, Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Nevada law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Proposal may therefore not be aligned with the interests of the shareholders.

Mechanics of the Reincorporation

If the Proposal is approved by our shareholders, the Board, in its sole discretion, will determine whether the Reincorporation remains in the best interests of the Company and its shareholders. Should the Board choose to exercise this discretion and effect the Reincorporation, the Reincorporation will be effectuated by the Reincorporation will be effectuated by the merger of BNMV-Nevada with and into BNMV-Delaware, a to be formed wholly owned subsidiary of the Company that will be incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation The existing holders of our Common Stock will own all of the outstanding shares of BNMV-Delaware Common Stock, and there will be no change in number of shares owned by or in the percentage ownership of any shareholder as a result of the Reincorporation (but see “Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware – Classes of Common Stock” below). Assuming approval of the Reincorporation proposal at the Meeting and a decision by our Board to consummate with the Reincorporation, we currently anticipate that we will effectuate the Reincorporation as soon as reasonably practicable thereafter.

In the Reincorporation, all outstanding equity awards, including stock options to purchase BNMV-Nevada Common Stock and restricted stock units representing the right to receive BNMV-Nevada Common Stock upon vesting, that are outstanding under BNMV-Nevada’s equity incentive plans, including employee benefit and incentive compensation plans immediately prior to the Reincorporation (the “Equity Plans”), as well as options, restricted stock units or other equity awards granted under the Equity Plans in the future, will automatically be assumed by BNMV-Delaware and will represent an option or restricted stock unit, as applicable, to acquire or receive shares of BNMV-Delaware on the basis of one share of BNMV-Delaware Common Stock for each one share of BNMV-Nevada Common Stock relating to such award and, in the case of stock options, at an exercise price equal to the exercise price of the BNMV-Nevada option. Other than a change in the identity of the corporation to which the awards granted under the Equity Plans are subject, the terms and conditions of these equity awards will not change. In particular, the Reincorporation will not be treated as a “Change in Control” under any of the Equity Plans, and therefore the provisions of the Equity Plans that provide for more favorable treatment to holders of awards in that event will not apply.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the Reincorporation Agreement filed with the Secretary of State of Nevada and the Delaware certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State (the “Effective Time”). Upon the Effective Time, we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the Nevada Articles and the Nevada Bylaws, they also include certain provisions that are different from the provisions contained in the Nevada Articles and the Nevada Bylaws or under the Nevada Revised Statutes (the “NRS”), as described in more detail below.

If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the plan of conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the Reincorporation Agreement and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to BNMV-Nevada’s existing Articles of Incorporation and Bylaws.

Changes to the Business of the Company as a Result of the Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the corporate domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Shareholders Rights Before and After the Reincorporation.”  The Reincorporation will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in location of our current officers or employees. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 303 Pearl Parkway Suite 200, San Antonio, TX 78215. The consolidated financial condition and results of operations of BNMV-Delaware immediately after consummation of the Reincorporation will be the same as those of BNMV-Nevada immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of BNMV-Delaware will be comprised of the persons who are presently members of the Board and will continue to serve until the next annual shareholders’ meeting and until their successors are elected. There will be no changes in our executive officers or in their responsibilities. Upon effectiveness of the Reincorporation, BNMV-Delaware will be the successor in interest to BNMV-Nevada, and the shareholders will become stockholders of BNMV-Delaware, owning the same number of shares of its Common Stock as they owned of BNMV-Nevada’s Common Stock.

All of our employee benefit and incentive compensation plans existing immediately prior to the Reincorporation, including the Equity Plans, will be continued by BNMV-Delaware, and, as described above, each outstanding option to purchase shares of BNMV-Nevada’s Common Stock and each outstanding restricted stock unit representing the right to receive one share of BNMV-Nevada Common Stock upon vesting will be converted into an option to purchase the same number of shares of BNMV-Delaware’s Common Stock or a restricted stock unit relating to the same number of shares of BNMV-Delaware’s Common Stock on the same terms, at the same price, and subject to the same conditions. The registration statements of BNMV-Nevada on file with the SEC immediately prior to the Reincorporation will be assumed by BNMV-Delaware, and the shares of BNMV-Delaware will continue to be listed on Nasdaq Capital Market.

IN THE EVENT OF A REINCORPORATION, BNMV-NEVADA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF BNMV-DELAWARE UPON THE EFFECTIVENESS OF THE REINCORPORATION. SHAREHOLDERS WHO HOLD BNMV-NEVADA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR BNMV-NEVADA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE REINCORPORATION.

Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions in the DGCL that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. The Reincorporation was not proposed to prevent such a change in control; nor is it a response to any specific attempt to acquire control known to our Board.

Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of the Company being subject to Delaware law instead of Nevada law. For example, Section 203 of the DGCL generally prohibits certain “business combinations” (including mergers, sales and leases of assets, issuances of securities and similar transactions) with “interested stockholders” (generally a person who beneficially owns 15% or more of a corporation’s voting stock) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the outstanding voting stock of the corporation approves the transaction, excluding shares held by the interested stockholder.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits; or (d) be predicated on confidential and/or proprietary information that is not generally known by our shareholders, thereby creating a disparity of information that could negatively prejudice our shareholders. By contrast, in a transaction in which an acquirer must negotiate with our Company, our Board would evaluate our Company’s assets and business prospects to attempt to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

Although our Board believes the advantages of the Reincorporation outweigh the disadvantages, our Board has carefully considered and will continue to carefully consider the detriments of the Reincorporation proposal. These include the possibility that future takeover attempts that are not approved by our Board, but which a majority of our shareholders may nonetheless deem to be in its best interests, may be discouraged. In addition, to the extent that the provisions of the DGCL would better enable the board of directors of BNMV-Delaware to resist a takeover or a change in control, it could become more difficult to remove existing directors and management.

Possible Negative Considerations

The minimum annual franchise taxes payable by us in Delaware will be greater than in Nevada, which does not have franchise taxes.

It should also be noted that the interests of the Board and management in voting on the Reincorporation proposal may not be the same as those of shareholders since some substantive provisions of Nevada and Delaware law apply only to directors and officers. For a comparison of shareholders’ rights and the material substantive provisions that apply to the Board and management under Delaware and Nevada law, see “Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware” below.

The members of the Board have considered the potential disadvantages of the Reincorporation and they have unanimously concluded at this time that the potential benefits of the Reincorporation outweigh the possible disadvantages of the Reincorporation.

Comparison of the Company Shareholders Rights Before and After the Reincorporation and Differences between the Charters and Bylaws of BNMV-Nevada and BNMV-Delaware

The following is a comparison of certain key provisions in the Articles of Incorporation and the Bylaws of BNMV-Nevada and comparable provisions in the Certificate of Incorporation and the Bylaws of BNMV-Delaware, as well as certain provisions of Nevada law and Delaware law. These comparisons summarize certain differences that shareholders may deem important, but are not intended to list all differences, and is qualified in its entirety by reference to those documents and to the DGCL and NRS. Shareholders are encouraged to read the Certificate of Incorporation and the Bylaws of BNMV-Delaware and the Articles of Incorporation and the Bylaws of BNMV-Nevada, in their entirety. Copies of the Certificate of Incorporation and the Bylaws of BNMV-Delaware are attached as Appendices [ ] and [ ], respectively, to this proxy statement, and the Articles of Incorporation and the Bylaws of BNMV-Nevada are filed publicly as exhibits to the periodic reports we have previously filed with the SEC.

Provision	BNMV-Nevada	BNMV-Delaware

Authorized Shares	3,333,333 shares of Common Stock, par value $0.001 per share. 5,000,000 shares of Preferred Stock, par value $0.001 per share.	3,333,333 shares of Common Stock, par value $0.001 per share. 5,000,000 shares of Preferred Stock, par value $0.001 per share.

Classes of Common Stock	Only one class of Common Stock.	Only one class of Common Stock.

Vote Required to Approve Merger or Sale of Company	Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation.

	Generally, the NRS does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Control Shares Acquisition Statute	The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.	Delaware does not have a control share acquisition statute. See “Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders” below for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.

Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders	The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, referred to as a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either: a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder,
(2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or
(3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder,
(2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or
(3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or

Because BNMV-Nevada has not adopted a provision in its articles of incorporation in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving BNMV-Nevada.	Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an “interested stockholder” who beneficially owns 15% or more of a corporation’s voting stock, within three years after the person or entity becomes an interested stockholder, unless certain conditions, which are described in more detail above, are satisfied. Delaware corporation may elect not to be governed by Section 203 of the DGCL; however, BNMV-Delaware has not made such an election.

Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

Amendments to the Articles of Incorporation or Certificate of Incorporation	To approve any amendment to the articles of incorporation, Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of stockholders following notice thereof, unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.	Under the DGCL, amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders and, as a general rule, followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of stockholders following notice thereof, unless a greater percentage vote is required by the certificate of incorporation.

However, for votes involving certain public corporations seeking approval to amend their certificate of incorporation to effectuate a reverse stock split or any increases or decreases in their authorized shares (other than in connection with a forward stock split), the affirmative vote of a majority of the votes cast by the stockholders acting as a single class entitled to vote thereon is needed; provided that the affected class of stock continues to meet the listing requirements of the applicable national securities exchange regarding any minimum number of holders after giving effect to such amendment. If any amendment would alter or change the rights of a class of stock without voting rights, the vote of the holders of the majority of all outstanding shares of such class, voting as a separate class, is required for such amendment.

The Delaware Certificate requires a majority of votes cast by the stockholders entitled to vote at a stockholder meeting to effectuate a reverse stock split or affect the number of authorized shares outstanding

Bylaw Amendments	Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

	BNMV-Nevada’s articles of incorporation do not confer exclusive authority to the board of directors to amend the bylaws. BNMV-Nevada’s bylaws provide that both the board of directors and the stockholders shall have the power to adopt, amend and repeal the bylaws.	Under Delaware law, the stockholders possess the right to amend, alter or repeal the bylaws. In addition, the Delaware Certificate provides the Board the power to amend, alter or repeal the bylaws. The Delaware Bylaws may be amended by the Board or by the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding shares that are entitled to vote on the amendment.

Shareholder Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

	BNMV-Nevada’s bylaws provide that any action required or permitted to be taken by the stockholders at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.	The Delaware Bylaws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and is delivered to the Company.

Ability of Shareholders to Call Special Meetings	Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

BNMV-Nevada’s bylaws provide that special meetings of the stockholders may be called the directors or by any officer instructed by the directors to call the meeting.	Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any person authorized to do so in the certificate of incorporation or the bylaws.

The Delaware Bylaws provide that a special meeting of shareholders may be called by the Board or stockholders owning shares representing not less than 20% of the voting power of the stock entitled to vote at such meeting.

Exclusive Forum Selection Provision	BNMV-Nevada’s articles of incorporation and bylaws do not include a forum selection provision.	The Delaware Bylaws contain an exclusive forum selection provision that requires certain legal actions, including stockholder derivative lawsuits, to be brought in courts located in Delaware.

Shareholder Proposal Notice Provisions	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

BNMV-Nevada’s bylaws do not provide provisions requiring advance notice of stockholder proposals.

Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

BNMV -Delaware’s bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if such annual meeting is announced later than the ninetieth (90th) day prior to the date of such annual meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

A stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if such special meeting is announced later than the ninetieth day prior to the date of such special meeting, the tenth (10th) day following the day on which public disclosure of the date of such special meeting was first made.

A stockholder providing notice of business or any nomination proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

Additionally, there are specific disclosure requirements which must be set forth in a stockholder’s notice regarding proposal or nominees for directors.

Change in Number of Directors	Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.
BNMV-Nevada’s bylaws provide that the number of directors shall be at least one. Subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or of the directors. The number of directors is currently fixed at nine.	Under the DGCL, the number of directors will be fixed by or in the manner provided in the bylaws, unless the Delaware Certificate fixes the number of directors.

The Delaware Certificate does not fix the number of directors, but provides that the Board may by resolution fix the number of directors, subject to any minimum and maximum number of directors set forth in the Bylaws.

Classified Board	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	The Delaware Certificate does not provide for a classified board. As a result, BNMV-Delaware’s directors will be elected annually.

Filling Vacancies on the Board	All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.
	BNMV-Nevada’s bylaws provide that any vacancies may be filled by a majority vote of the remaining directors.	The Delaware Bylaws provide that any vacancies on the Board shall, subject to the right of the holders of any series of Preferred Stock and unless the Board otherwise determines, be filled solely by the affirmative vote of a majority of the directors then in office.

Shareholder Voting Provisions	Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.
BNMV-Nevada’s articles and bylaws do not change these statutory rules.	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

BNMV-Delaware’s certificate of incorporation and bylaws will not change these statutory rules.

Adjournment of Stockholder Meetings	Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.	Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Removal of Directors	Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

BNMV-Nevada’s bylaws provide that a director may be removed only for cause by a vote of at least two-thirds of the voting power of the then outstanding stock entitled to vote generally on the election of directors, voting together as a single class.	Under Delaware law, directors may be removed with or without cause by stockholders holding a majority of the voting power of the corporation’s issued and outstanding shares, provided that directors may only be removed for cause if a corporation has either a classified board or cumulative voting. Because the BNMV-Delaware Certificate does not establish a classified board or authorize cumulative voting, directors may be removed with or without cause.

Board Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

BNMV-Nevada’s articles and bylaws do not change this statutory rule.	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if: (i) the director’s interest in the contract or transaction is known to the board or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), (ii) the fact of the common interest is not known to the interested director(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true:

(i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum);

(ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or

(iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.	Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Stockholder Inspection Rights	Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.	Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records. Neither the Delaware Bylaws nor the Delaware Certificate of Incorporation contain any provisions regarding stockholder inspection rights.

Cumulative Voting; Vote Required to Elect Directors; Majority Vote Standard	Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. BNMV-Nevada does not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.	The Delaware Certificate does not provide for cumulative voting. Under Delaware law, cumulative voting is not permitted unless a corporation provides for cumulative voting rights in its certificate of incorporation. The default voting standard for the election of directors under Delaware law is a plurality vote; however, the certificate of incorporation or bylaws may specify a different vote required for the election of directors.

Indemnification	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, or if he acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.	The DGCL generally requires a corporation to indemnify a current or former director or officer against expenses incurred in defending a proceeding related to such person’s service to the corporation to the extent such person has been successful on the merits or otherwise in such proceeding. In addition, Delaware law generally provides that a corporation may indemnify, among others, its present and former directors and officers against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement of actions, if certain requirements are met including that the individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation; except that no indemnification may be paid for judgments and settlements in actions by or in the right of the corporation.

	The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.	A Delaware corporation generally may not indemnify a person against expenses to the extent the person is adjudged liable to the corporation.

	However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees. BNMV-Nevada’s articles of incorporation provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith.	The Delaware Bylaws generally provide that BNMV-Delaware will indemnify, to the fullest extent authorized by the DGCL, among others, any person who was or is a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company against all expense, liability and loss (including attorneys’ fees) incurred by such person in connection, therewith, subject to certain exceptions.

Advancement of Expenses	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.	Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. BNMV- Delaware’s certificate of incorporation and bylaws will allow for the advancement of expenses; provided that, if required, an advancement of such expenses shall only be made upon an undertaking by the indemnified party to promptly repay any amounts determined to be not indemnifiable.

Limitation on Personal Liability of Directors	The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit. BNMV-Nevada’s articles of incorporation provide for elimination of director liability to the fullest extent permitted by the NRS.	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. BNMV-Delaware’s certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL. BNMV-Delaware’s certificate of incorporation and bylaws will include a provision whereby the Court of Chancery in Delaware shall be the exclusive forum for any of the following: any derivative action on behalf of BNMV-Delaware, any action asserting a claim of breach of fiduciary duty of any of BNMV-Delaware’s directors or officers, any action asserting a claim pursuant to the DGCL, BNMV-Delaware’s certificate of incorporation or BNMV-Delaware’s bylaws, or any action asserting a claim governed by the internal affairs doctrine. Delaware courts have upheld such forum selection provisions, particularly where the challenging stockholders failed to demonstrate that it would be unreasonable, unjust, or inequitable to enforce such a provision.

Declaration and Payment of Dividends	Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution. BNMV-Nevada’s bylaws to not change these statutory rules	Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. BNMV-Delaware’s bylaws will not change these statutory rules.

Dissolution	Under Nevada law, holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.	Under the DGCL, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. The DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution, but the Delaware Certificate contains no such supermajority voting requirement.

Appraisal or Dissenters’ Rights	Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things, (i) listed on a national securities exchange; or (ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or (iii) issued by an open-end management investment company registered under the Investment Company Act of 1940, as amended, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.	Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either: (i) listed on a national securities exchange; (ii) included in the national market system by the National Association of Securities Dealers, Inc.; or (iii) held by more than 2,000 stockholders of record, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Only stockholders of record are entitled to dissenters’ rights.

Taxes and Fees	Nevada charges corporations incorporated in Nevada an annual $500 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $75 to a maximum of $35,000.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Interest of the Company’s Directors and Executive Officers in the Reincorporation

The shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may provide officers and directors of the Corporation with more clarity and certainty in the reduction of their potential personal liability in their fiduciary roles for the Corporation, and to strengthen the ability of directors to resist takeover bids on behalf of shareholders. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this proposal.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of BNMV-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of BNMV-DE.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the Reincorporation Agreement with the Secretary of State of Delaware, and a subsequent notice filing with Nasdaq.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our Common Stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our Common Stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our Common Stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

This discussion is directed solely to holders that hold our Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our Common Stock who are, for U.S. federal income tax purposes:

•	Individuals who are citizens or residents of the United States;

•	Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	Estates the income of which is subject to U.S. federal income taxation regardless of its source;

•	Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our Common Stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This discussion does not purport to be a complete analysis of all of the Reincorporation’s tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, the Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Reincorporation qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of BNMV-Nevada Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of the BNMV-Delaware Common Stock held by each holder immediately following the consummation of the Reincorporation will equal the aggregate tax basis of the BNMV-Nevada Common Stock converted therefor and (c) the holding period of the BNMV-Delaware Common Stock held by each holder following the consummation of the Reincorporation will include the period during which such holder held the BNMV-Nevada Common Stock converted therefor.

Required Vote and Board Recommendation

Approval of the proposed change in corporate domicile from Nevada to Delaware requires the receipt of the affirmative vote of the holders of a majority of the Company’s issued and outstanding shares of Common Stock as of the Record Date.

Shareholders are urged to read this proposal carefully, including all of the related Exhibits attached to this Proxy Statement, before voting on Shareholder approval of the Reincorporation. The discussion above is qualified in its entirety by the Delaware Certificate in substantially the form attached hereto as Annex C, and the Delaware Bylaws in substantially the form attached hereto as Annex D.

The Board unanimously recommends a vote “FOR” the approval of the proposed change in corporate domicile from Nevada to Delaware.

PROPOSAL 7.

ADJOURNMENT

General

The Company is asking shareholders to approve, if necessary, an adjournment of the Meeting to solicit additional proxies in favor of Proposal Nos. 1 through 6 (the “Adjournment”). Any Adjournment of the Meeting for the purpose of soliciting additional proxies will allow the shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used. While the Company expects that all other proposals before the Meeting will be approved, it is including this Proposal No. 7 in order to give street name holders sufficient time to vote.

Required Vote and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast on the proposal, including those present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same impact as a vote against the Adjournment Proposal.

The Board unanimously recommends that shareholders vote “FOR” the Adjournment Proposal.

PRINCIPAL SHAREHOLDERS

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of the Company’s outstanding Common Stock, (ii) each director, (iii) each named executive officer (as such term is defined under the SEC Rules, and (iv) the Company’s current executive officers and directors as a group. Unless otherwise specified in the notes to the below table, the address for each person is: c/o BitNile Metaverse, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)
Named Executive Officers and Directors:
Common Stock,	Randy S. May (2)	19,833	[__]	%
Common Stock	Gary Metzger (3)	36,281	[__]	%
Common Stock	Steven K. Nelson (4)	4,261	[__]	%
Common Stock	Henry Nisser (5)	0		%
Common Stock	Emily L. Pataki (6)	667	[__]	%
Common Stock	Jay Puchir (7)	21,264	[__]	%
Common Stock	William B. Hoagland (8)	[__]	[__]	%
Common Stock	All directors and all executive officers as a group (7 persons) (9)	[__]	[__]	%
5% Shareholders:
Common Stock	Nepsis, Inc. (10)	[__]	[__]	%
Common Stock	Ault Alliance, Inc. (11)	[__]	[__]	%
Common Stock	Ault Lending, LLC (12)	[__]	[__]	%

*	Less than 1%.
(1)	Applicable percentages are based on outstanding voting power consisting of 2,522,816 shares of Common Stock and the Preferred Stock Voting Power of _______ votes underlying the Series A Preferred Stock that is entitled to vote, after giving effect to Ault Lending’s sale of the Transferred Shares, beneficial ownership limitations and related provisions with respect to the outstanding Series A Preferred Stock that are outstanding as of the Record Date. See “Who is entitled to vote at the Meeting?” on page 2 and “Series A Overview” on page 20 for a description of the Preferred Stock Voting Power. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of convertible notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days, or shares of Common Stock issuable following vesting of RSUs that are not deliverable within 60 days.

(2)	Mr. May is our Chairman of the Board and Chief Executive Officer. Includes 1,667 vested stock options.

(3)	Mr. Metzger is a director. Includes 6,667 shares held by Gary Metzger Irrevocable Trust, 4,023 vested stock options. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(4)	Mr. Nelson is a director. Includes 4,023 vested stock options. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(5)	Mr. Nisser was appointed as President, General Counsel and as a director in connection with the BitNile.com share exchange in March 2023. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(6)	Ms. Pataki is a director. Represents 667 shares held by Theodore R. Pataki & Emily Lederer Pataki JT TEN. Gives effect to the delivery of shares of Common Stock pursuant to vested RSUs.

(7)	Mr. Puchir is our Chief Financial Officer. Includes 1,667 vested stock options held by Mr. Puchir, and 18,264 shares of Common Stock and 1,333 vested stock options held by Atikin Investments LLC, an entity managed by Mr. Puchir.

(8)	Mr. Hoagland was the Chief Executive Officer and a director of Agora Digital Holdings, Inc., an 89%-owned subsidiary of the Company, until he resigned from such roles in January 2023. By virtue of his compensation in the fiscal year ended March 31, 2023, Mr. Hoagland is a named executive officer as defined by the SEC’s Rules for that fiscal year.

(9)	This amount represents beneficial ownership by all directors and all current executive officers of the Company including those who are not Named Executive Officers under the SEC’s disclosure rules. Includes additional 18,000 vested stock options not otherwise footnoted.

(10)	The address is 8674 Eagle Creek Circle, Minneapolis, MN 55378. Based solely on the information contained in a Schedule 13D/A filed with the SEC on January 20, 2023.

(11)	The address is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141. Represents the votes to which AAI is entitled by virtue of the Series A Preferred Stock it beneficially owns as of the Record Date. Mr. Ault is the Executive Chairman, and Mr. Nisser is the President of AAI as reported in a Schedule 13D filed on Mach 6, 2023. As disclosed elsewhere in this Proxy Statement, after the filing of that Schedule 13D, the principal holders of Preferred Stock agreed to certain limitations on the conversion and voting rights of the Preferred Stock designed to avoid non-compliance with Nasdaq Listing Rules. Notwithstanding the table, the Preferred Stock Voting Power is limited to 19.9% of outstanding shares of Common Stock as of March 6, 2023.

(12)	The address is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141. Represents the Series A Voting Power as of the Record Date. Ault Lending, LLC is a subsidiary of Ault Alliance, Inc. Mr. Ault is the Executive Chairman, and Mr. Nisser is the President of AAI as reported in a Schedule 13D filed on Mach 6, 2023. As disclosed elsewhere in this Proxy Statement, after the filing of that Schedule 13D, the principal holders of Preferred Stock agreed to certain limitations on the conversion and voting rights of the Preferred Stock designed to avoid non-compliance with Nasdaq Listing Rules. Notwithstanding the table, the Preferred Stock Voting Power is limited to 19.9% of outstanding shares of Common Stock as of March 6, 2023.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Meeting and does not intend to present any other matters.

If you do not plan to attend the Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Meeting, at your request, the Company will cancel your previously submitted proxy.

By Order of the Board of Directors,

/s/ Randy May
Randy May
Chairman of the Board and Chief Executive Officer

September __, 2023

BITNILE METAVERSE, INC.

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES AND LIMITATIONS

OF

SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

May 5, 2023

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”) and Article IV of the Articles of Incorporation (as amended, the “Articles”) of BitNile Metaverse, Inc., formerly known as Ecoark Holdings, Inc. (the “Corporation”):

WHEREAS, Article IV of the Articles authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, one or more series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series;

WHEREAS, on June 8, 2022, the Corporation filed a Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Redeemable Preferred Stock (as subsequently amended on June 23, 2022, July 14, 2022 and November 28, 2022, the “Prior Certificate”) designating 1,200 shares of the Corporation’s Preferred Stock as Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”);

WHEREAS, the Corporation changed its name by the filing of Articles of Merger with the Secretary of State of the State of Nevada on March 15, 2023;

WHEREAS, it is the desire of the Board to approve and adopt this Amended and Restated Certificate of Designations of Rights, Preferences and Limitations of Series A Preferred Stock (this “Certificate”) to replace the Prior Certificate with respect to the designation, rights, preferences and limitations of the shares of the Series A Preferred Stock, including, among other things, by updating the Corporation’s name and correcting two scrivener’s errors in the Prior Certificate; and

WHEREAS, the Board, pursuant to the authority conferred upon it by Article IV of the Articles and in accordance with Section 78.1955 of the NRS, adopted the following resolutions:

RESOLVED, that with respect to the 1,200 shares of Series A Preferred Stock of the Corporation which were previously designated pursuant to the Prior Certificate, the designation and amount of such Series A Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock, together with the qualifications, limitations and restrictions thereof are hereby as set forth in this Certificate, as filed with the Nevada Secretary of State in accordance with the Corporation’s Articles, the Bylaws and the NRS; and be it further

RESOLVED, that the statements contained in the foregoing resolutions with respect to the creation and designation of the said shares and the fixing of the number, limited powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Articles; and be it further

RESOLVED, that the Board does hereby approve the adoption of this Certificate, and does hereby determine that the adoption of the Certificate is in the best interests of the shareholders; and be it further

RESOLVED, that each of the Chief Executive Officer, the President and the Chief Financial Officer of the Corporation are hereby authorized and directed to take all actions necessary to prepare and file the Certificate with the Secretary of State of the State of Nevada as they, in consultation with legal counsel, deem either necessary or appropriate to proceed with any such sale.

Section 1.     Number of Shares and Designation. This series of Preferred Stock shall be designated as the “Series A Convertible Redeemable Preferred Stock,” par value $0.001 per share (the “Series A Preferred Stock”). The Series A Preferred Stock shall be perpetual, subject to the provisions of Sections 6 and 7 hereof, and the authorized number of shares of the Series A Preferred Stock shall be 1,200. The number of shares of Series A Preferred Stock may be increased from time to time subject to the provisions of Section 5 and Section 15 hereof and any such additional shares of Series A Preferred Stock shall form a single series with the Series A Preferred Stock. Each share of Series A Preferred Stock shall have the same designations, rights, preferences, powers, restrictions and limitations as every other share of Series A Preferred Stock.

Section 2.     Certain Definitions. The following words and terms shall have the meanings defined in this Section 2. All capitalized words and terms not defined, have the meaning in the Securities Purchase Agreement:

“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

“Approved Amount” shall have the meaning set forth in Section 6(n) hereof.

“Articles” means the Corporation’s Articles of Incorporation, as amended.

“Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation, or executive order to close.

“Capital Stock” means any and all shares (however designated) of the Corporation’s capital stock.

“Certificate” means this Amended and Restated Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Redeemable Preferred Stock.

“Change of Control Event” shall mean the occurrence of any of the following in one or a series of related transactions:

(i)	one or more acquisitions after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), resulting in a majority or more of the voting rights or equity interests in the Corporation being transferred to such Persons or their Affiliates;

(ii)	a replacement of more than a majority of the members of the Board that is not approved by (i) those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals) and (ii) the Majority Holders;

(iii)	a merger or consolidation of the Corporation or any one or more Subsidiaries owning a majority of the consolidated assets of the Corporation and all Subsidiaries with another entity, or a sale of all or substantially all of the assets of the Corporation and its consolidated Subsidiaries in one or a series of related transactions, unless following such transaction or series of transactions, the Holders of the Corporation’s securities immediately prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in the surviving entity or acquirer of such assets;

(iv)	a recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary that constitutes or results in a transfer of a majority or more of the voting rights or equity interests in the Corporation to any Persons; or

(v)	the execution by the Corporation or its controlling shareholders of an agreement providing for any of the foregoing events.

Provided, however, that no Subsequent Transaction(s), individually or in the aggregate, shall constitute a Change of Control Event.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means (i) the common stock, $0.001 par value, of the Corporation and (ii) any Capital Stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Common Stock Equivalents” means any securities of the Corporation or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(b)(ii) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as in effect at the time.

“Fundamental Transaction” means that (i) the Corporation shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Corporation or any of its Subsidiaries is the surviving corporation) any other Person, or (B) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (C) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Corporation (not including any shares of Voting Stock of the Corporation held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Corporation (not including any shares of Voting Stock of the Corporation held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (E) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Corporation. Provided, however, that neither (A) the Zest Labs Distribution, nor (B) any Subsequent Transaction(s), individually or in the aggregate, shall be deemed to be a Fundamental Transaction.

“Holder” or “Holders” shall mean each holder of shares of Series A Preferred Stock.

“Issuance Date” means the Closing Date under the Securities Purchase Agreement, as the same may from time to time be amended, pursuant to which the Corporation issued, and the Holder acquired, 1,200 shares of Series A Preferred Stock.

“Junior Stock” shall have the meaning set forth in Section 9 hereof.

“Majority Holders” means any Holder(s) of a majority of the then outstanding shares of Series A Preferred Stock.

“Nasdaq” means The Nasdaq Stock Market, LLC.

“NRS” means the Nevada Revised statutes, as amended.

“Notice of Conversion” shall have the meaning set forth in Section 6(b)(i) hereof.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted on any market operated by the OTC Markets Group, Inc. or any successor or listed on any national securities exchange listed in the definition of Principal Market or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

“Parity Stock” shall have the meaning set forth in Section 9 hereof.

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

“Preferred Shareholders” shall have the meaning set forth in Section 6(o) hereof.

“Principal Market” shall mean the national securities exchange on which the Common Stock shall be listed for trading, and shall consist of any one of the NYSE American, the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market.

“Principal Market Rules” means the rules and regulations of the Principal Market.

“Properties” means any and all properties and assets (real, personal or mixed, tangible or intangible) owned or used by the Corporation.

“Purchaser” means Ault Lending, LLC, formerly known as Digital Power Lending, LLC, which purchased 1,200 shares of Series A Preferred Stock pursuant to the Securities Purchase Agreement and is the initial Holder of the Series A Preferred Stock thereby.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as in effect at the time.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement by and between the Purchaser and the Corporation dated as of June 8, 2022 pursuant to which Purchaser acquired the 1,200 shares of Series A Preferred Stock.

“Senior Stock” shall have the meaning set forth in Section 9 hereof.

“Share Delivery Date” shall have the meaning set forth in Section 6(b)(ii) hereof.

“Shareholder Approval” means such approval as may be required by the Principal Market Rules (or the applicable rules and regulations of any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Securities Purchase Agreement and this Certificate, including without limitation the issuance of all of the Conversion Shares and other shares of Common Stock hereunder in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date and as of any other applicable date of determination as may be required for such purpose.

“Spin-off” means the spin-off, distribution or dividend of common stock of a Subsidiary, which for purposes of this definition shall be deemed to include White River Energy Corp and Wolf Energy Services Inc.

“Stated Value” means $10,833.33 per share of Series A Preferred Stock.

“Subsequent Transactions” means (A) the Subsequent Transactions as such term is defined in the Securities Purchase Agreement, as modified by the following clauses in this definition, (B) the Spin-offs, (C) the issuance of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock pursuant to the Share Exchange Agreement dated February 8, 2023, as amended, by and among the Corporation and the shareholders of BitNile.com, Inc., and any subsequent conversion thereof, and (D) any other transaction with one or more Affiliates or related parties of the Purchaser.

“Subsidiary” or “Subsidiaries” of any Person means (i) any corporation with respect to which more than 50% of the issued and outstanding voting equity interests of such corporation is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries, or (ii) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

“Successor Entity” means the Person (or, if so elected by the Majority Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Majority Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, NY time) to 4:02 p.m. (New York, NY time)), (b)  if the Common Stock is not then listed on a Principal Market and if prices for the Common Stock are then reported on the OTC Pink Marketplace maintained by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Majority Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

“Zest Labs Distribution” means the distribution of the net litigation proceeds with respect to ongoing litigation of Zest Labs, Inc. as of November 15, 2022 to the Corporation’s shareholders.

Section 3.     Dividends.

(a)       Dividend Rate. Effective November 1, 2022, Holders of shares of Series A Preferred Stock are entitled to receive, when, as and if declared by the Board, out of funds legally available for the payment of dividends, dividends payable only in shares of Common Stock of the Corporation at an annual rate of 12.60% of the Stated Value, which is equivalent to $1,365 per annum per share (the “Dividend Rate”), with the number of shares of Common Stock to be determined by dividing the Dividend Rate by the Conversion Price in effect as of each applicable Dividend Payment Date, during the Fixed Term (as defined below). The Dividend Rate shall accrue from, and including, the Issuance Date to, but not including, November 1, 2024, provided, that no dividends shall be payable after the date that the Holder no longer holds any shares of Series A Preferred Stock (the “Fixed Term”). Provided, however, that no dividend shall be paid if such payment would cause the Holder to exceed the limitations set forth elsewhere in this Certificate, in which case the dividends shall be cumulative to the extent not payable on any applicable Dividend Payment Date pursuant to this sentence and shall not be calculated at the Default Rate. Provided further that in no event will a dividend be paid if and to the extent that the payment of such dividend will cause the issuance or other rights relating to the Common Stock pursuant to this Certificate or otherwise, after giving effect to any conversions of Series A Preferred Stock or other series of Preferred Stock held by the Preferred Shareholders, to exceed the Approved Amount without shareholder as required by Principal Market Rules and Section 6(n) of this Certificate.

(b)       Dividend Payment Date; Dividend Record Date. Dividends on the Series A Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable monthly on the fifth (5th) day following the last day of each calendar month (each such payment date, a “Dividend Payment Date,” and each such monthly period, a “Dividend Period”); provided that if any Dividend Payment Date is not a Business Day, then the dividend that would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day, and no interest, additional dividends or other sums will accrue on the amount so payable for the period from and after that Dividend Payment Date to that next succeeding Business Day. Any dividend payable on the Series A Preferred Stock, including dividends payable for any partial Dividend Period, will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the Corporation’s stock records for the Series A Preferred Stock at the close of business on the applicable record date, which shall be the last day of the calendar month, whether or not a Business Day, in which the applicable Dividend Payment Date falls (each, a “Dividend Record Date”).

(c)       Limiting Documents. No dividends on shares of Series A Preferred Stock shall be authorized by the Board or paid or set apart for payment by the Corporation at any time when the payment thereof would be unlawful under the laws of the State of Nevada or when the terms and provisions of any agreement of the Corporation, including any agreement relating to the Corporation’s indebtedness (the “Limiting Documents”), prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the Limiting Documents or a default under the Limiting Documents, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(d)       Dividend Accrual. Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accrue regardless of whether (i) the Corporation has earnings; (ii) there are funds legally available for the payment of such dividends; or (iii) such dividends are declared by the Board. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described above. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to those shares.

(e)       Dividends on Junior Stock or Parity Stock. Unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past Dividend Periods, no dividends (other than in shares of Common Stock, or in shares of any series of Preferred Stock that the Corporation may issue ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment upon shares of any Capital Stock of the Corporation other than the Series A Preferred Stock. This Section 3(e) shall not apply to any Subsequent Transaction or to the Zest Labs Distribution.

(f)       Pro Rata Dividends. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of Preferred Stock ranking on parity that the Corporation may issue as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other series of Preferred Stock that the Corporation may issue shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which shall not include any accrual in respect of unpaid dividends for prior Dividend Periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears.

(g)       Payment of Accrued and Unpaid Dividends. Holders of Series A Preferred Stock shall not be entitled to any dividend in excess of all accumulated accrued and unpaid dividends on the Series A Preferred Stock as described in this Section 3. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated accrued and unpaid dividend due with respect to such shares which remains payable at the time of such payment. Provided, however, if a Person is a Holder of the Series A Preferred Stock as of the record date for any Spin-off, the Holder shall be entitled to participate in such Spin-off on an as-converted basis.

(h)       Dividend Default. Whenever dividends on any shares of Series A Preferred Stock are in arrears for one or more Dividend Periods, other than pursuant to limitations set forth in this Certificate (including without limitation the Approved Amount, the Principal Market Rules, or otherwise), whether or not consecutive (a “Dividend Default”):

(i)       the Dividend Rate shall be increased to 18% per annum (equivalent to $1,950 per annum per share) (as increased, the “Default Rate”), commencing on the first day after the Dividend Payment Date on which a Dividend Default occurs and for each subsequent Dividend Payment Date thereafter until such time as the Corporation has paid all accumulated accrued and unpaid dividends on the Series A Preferred Stock in full, at which time the rate will revert back to the Dividend Rate of 12.60% of the Stated Value;

(ii)       on the next Dividend Payment Date following the Dividend Payment Date on which a Dividend Default occurs, and continuing until such time as the Corporation has paid all accumulated accrued and unpaid dividends on the Series A Preferred Stock in full, the Corporation shall pay all dividends on the Series A Preferred Stock, including all accumulated accrued and unpaid dividends, on each Dividend Payment Date by issuing to the holders thereof shares Common Stock as set forth in this Section 6 based on the Default Rate rather than the Dividend Rate; and

(iii)       to the extent that the Corporation determines a shelf registration statement to cover resales of Common Stock or Series A Preferred Stock is required in connection with the issuance of, or for resales of, such Common Stock or Series A Preferred Stock issued as payment of a dividend, the Corporation will use its commercially reasonable efforts to file and maintain the effectiveness of such a shelf registration statement until such time as all shares of such stock have been resold thereunder or such shares are eligible for resale pursuant to Rule 144(b)(1) under the Securities Act of 1933, as amended.

Following any Dividend Default that has been cured by the Corporation as provided above in Section 3(h)(i), if the Corporation subsequently fails to pay dividends on the Series A Preferred Stock in full for any Dividend Period, such subsequent failure shall constitute a separate Dividend Default, and the foregoing provisions of this Section 3(h) shall immediately apply until such subsequent Dividend Default is cured as so provided.

Section 4.     Liquidation Preference. Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation’s affairs, then, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of Junior Stock, the Holders shall be entitled to receive out of the Corporation’s assets legally available for distribution to shareholders, liquidating distributions in the amount of the Stated Value, or $10,833.33 per share, plus accrued but unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or claim to any of the Corporation’s remaining assets. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the Corporation’s available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all Senior Stock and Parity Stock, then after payment of the liquidating distribution on all outstanding Senior Stock, the holders of the Series A Preferred Stock and all other such classes or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. The merger or consolidation of the Corporation into or with another corporation which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an Affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4, except with respect to any Subsequent Transaction or the Zest Labs Distribution, or if the Majority Holders determine otherwise. The amount deemed distributed to the Holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

Section 5.     Voting Rights.

(a)       Voting Generally. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with the number of votes that each Holder shall be entitled to vote to be determined by multiplying the number of shares of Series A Preferred Stock so held by such Holder by $10,000 and dividing the product by $2.10 (the “Voting Formula”) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration (whether at a meeting of shareholders of the Corporation, by written action of shareholders in lieu of a meeting or otherwise), except as provided by law, provided, however, that the voting rights in this Section 5 are limited by the limitations set forth elsewhere in this Certificate, and shall in all cases be subject to and conditioned upon compliance with the Principal Market Rules, the NRS and the Corporation’s Articles and Bylaws. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all shareholder meetings (or requests for written consent) in accordance with the Corporation's Bylaws. For avoidance of doubt, in order to comply with the Principal Market Rules, in no event shall the Series A Preferred Stock have total voting power exceeding 19.9% of outstanding Common Stock as of November 28, 2022 prior to the Corporation obtaining Shareholder Approval, such that no Holder or group within the meaning of the Exchange Act shall be entitled to vote more than 19.9% of the outstanding Common Stock as of such date prior to such Shareholder Approval, taking into account other securities of the Corporation beneficially owned by such Holder or group. Notwithstanding anything herein to the contrary, in no event shall the voting rights of the Series A Preferred Stock exceed the Approved Amount less any shares of Common Stock issued upon conversion or as a dividend and subsequently transferred by the Holder(s), unless and until Shareholder Approval shall have been obtained.

(b)       Protective Provisions. Without limiting the foregoing, for so long as at least 25% of the shares of Series A Preferred Stock issued to the Holder on the Issuance Date remain outstanding, consent of the Majority Holders of the then-outstanding Series A Preferred shall be required for any action that: (i) alters or changes the rights, preferences or privileges of the Series A Preferred Stock, (ii) creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or pari passu with the Series A Preferred Stock, (iii) results in the redemption or repurchase of any shares of Common Stock (other than pursuant to agreements with service providers giving the Corporation the right to repurchase shares upon the cessation and/or termination of services), (iv) results in any Fundamental Transaction or any other merger, other corporate reorganization, sale of control, or any transaction in which all or substantially all of the assets of the Corporation are sold, (v) amends or waives any provision of the Corporation’s Articles or Bylaws relative to the Series A Preferred Stock, (vi) increases the number of directors who may serve on the Corporation’s Board, (vii) results in the payment or declaration of any dividend on any shares of Common or Preferred Stock, other than any Subsequent Transactions or the Zest Labs Distribution, or (viii) enters into any transaction that contemplates any of the foregoing. Holders shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholder) with respect to which they would be entitled to vote, which notice shall be provided pursuant to the Corporation’s Bylaws and the NRS.

(c)       Election of Directors. For so long as the Holder shall continue to hold at least 25% of the shares of Series A Preferred Stock issued to it on the Issuance Date, the Holder shall be entitled to elect a number of directors to the Corporation’s Board equal to a percentage determined by dividing (i) the number of votes to which the Holder is entitled pursuant to the shares of Series A Preferred Stock it holds, calculated based on the Voting Formula, and subject to the limitations set forth elsewhere in this Certificate, by (ii) total outstanding voting power of the Corporation, in each case rounded down to the nearest whole number (the “Series A Directors”), as determined on each record date for the election of directors, and provided, further, that such number of directors shall not be reduced below one for as long as the Holder shall continue to hold at least 25% of the shares of Series A Preferred Stock issued to it on the Issuance Date. For so long as the Holders shall continue to hold 25% of the shares of Series A Preferred Stock issued on the Issuance Date, any Series A Director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the Holder, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of the Holder. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 5(c), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 5(c). Notwithstanding anything to the contrary, this Section 5(c) and the voting rights provided hereunder shall not apply and shall be of no force and effect if and at any time when the Holder(s) of the Series A Preferred Stock beneficially own, as defined by Section 13(d) under the Exchange Act, less than 5% of the Corporation’s Common Stock.

(d)       Notwithstanding anything to the contrary, if the voting rights provided by this Section 5 would otherwise cause the issuance of the Series A Preferred Stock, when taken together with other securities issued to the Holder(s) or its Affiliates (including other Preferred Shareholders), to be a transaction other than a public offering at below the Minimum Price as that term is defined under Nasdaq Listing Rule 5635 and/or a violation of the voting rights rule set forth in Nasdaq Listing Rule 5640 and the accompanying instructions thereto, then the voting rights granted to the Holder(s) under this Section 5 shall be reduced proportionately as necessary to comply with such Nasdaq Listing Rule(s).

Section 6.     Conversion of Series A Preferred Stock.

(a)       Optional Conversion. Each share of Series A Preferred Stock shall become convertible, at the option of the Holder, commencing on the Conversion Date, into such number of fully paid and non-assessable shares of Common Stock determined by dividing the Stated Value of the Series A Preferred Stock by the then applicable Conversion Price (as defined below, the “Conversion Price”). The term “Conversion Date” means the first day after the record date for the shareholders meeting approving the issuance of more than 19.9% of outstanding shares of Common Stock issuable pursuant to the Securities Purchase Agreement, which date was July 22, 2022. The Conversion Price shall be subject to adjustment as provided in Section 6(d) below. No conversion shall be permitted to the extent that it violates the Principal Market Rules including the issuance of more than 19.9% of a class of equity security without Shareholder Approval, which for the avoidance of doubt shall take into account the issuance of the Commitment Shares under the Securities Purchase Agreement and any shares held by or issuable to any Affiliate of the Holder, including without limitation any Preferred Shareholder.

For purposes hereof, the term “Conversion Price” shall mean the lesser of (i) $1.00 and (ii) the higher of (A) 80% of the 10-day VWAP and (B) $0.25, subject to adjustment as provided in Section 6(d) below.

(b)       Mechanics of Conversion.

(i)       Before any Holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to Section 6(a) hereof, such Holder shall give written notice to the Corporation at its principal corporate office of the election to convert shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, and the name or names in which the certificate or certificates for shares of Common Stock are to be issued (each, a “Notice of Conversion”). No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A Preferred Stock to the Corporation unless all of the shares of Series A Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A Preferred Stock promptly following the Conversion Date at issue.

(ii)       Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued. The Corporation shall, as soon as practicable after delivery of the Notice of Conversion, in the case of a conversion pursuant to Section 6(a) hereof, and as soon as practicable after delivery of the certificate(s) evidencing the Series A Preferred Stock, within three (3) Business Days thereafter (the “Share Delivery Date”), issue and deliver or cause to be delivered to such Holder or Holders, or to the nominee or nominees thereof, a certificate or certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock to which such Holder or Holders shall be entitled as aforesaid. Conversion under this Section 6 shall be deemed to have been made immediately prior to the close of business on the date of delivery of the Notice of Conversion, unless a later date is specified in the Notice of Conversion, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date (such date, the “Conversion Date”). If, in the case of any conversion of the Series A Preferred Stock pursuant to this Section 6, such shares of Common Stock are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such shares of Common Stock, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series A Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the shares of Common Stock issued to such Holder pursuant to the rescinded conversion. The Corporation’s obligation to issue and deliver the shares of Common Stock upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such shares of Common Stock. In the event a Holder shall elect to convert any or all of the Stated Value of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue shares of Common Stock and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such shares of Common Stock pursuant to this Section 6 by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Series A Preferred Stock being converted, $50 per Business Day (increasing to $100 per Business Day on the third Business Day and increasing to $200 per Business Day on the sixth Business Day after such damages begin to accrue) for each Business Day after the Share Delivery Date until such Shares of Common Stock are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver shares of Common Stock within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(c)       Fractional Shares; Computation Certificates.

(i)       No fractional shares shall be issued upon conversion of the Series A Preferred Stock into shares of Common Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share for any shares in excess of one-half (1/2) or otherwise rounded down.

(ii)       Upon the occurrence of each adjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each Holder of Series A Preferred Stock a statement, signed by its independent registered public accounting firm, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based. The Corporation shall, upon the written request at any time of any Holder of Series A Preferred Stock, furnish or cause to be furnished to such Holder a like certificate setting forth (A) such adjustment, (B) the Conversion Price for such Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such Series A Preferred Stock.

(d)       Adjustments of the Conversion Price. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i)       Adjustments for Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination, merger, sale of assets, or the Zest Labs Distribution or any Subsequent Transaction(s) the provided for elsewhere in this Section 6 or this Certificate), provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holders after the recapitalization to the end that the provisions of this Section 6 (including, without limitation, provisions for adjustments of the Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(ii)       Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Issuance Date effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Issuance Date combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii)       Adjustments for Distribution. In addition to any adjustments pursuant to Section 6(d) hereof, in the event the Corporation shall declare a distribution payable in Common Stock, Common Stock Equivalents or other securities of the Corporation, any Subsidiary or any other Persons, evidences of indebtedness issued by the Corporation, any Subsidiary or other Persons, assets (or rights to acquire assets), or options, rights or other property not referred to in Section 6(e) hereof to the holders of Common Stock, in each case whether by way of return of capital or otherwise (including, without limitation, the Spin-offs and any other distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, but excluding the Zest Labs Distribution) (each, a “Distribution”), then, in each such case for the purpose of this Section 6(d), the Holders shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such Distribution. For the avoidance of doubt, notwithstanding anything in this Certificate to the contrary, the Holder(s) shall only participate in a given Spin-off to which it is entitled based on the record date once, and neither this Section 6(d)(iii) nor any other provision contained in this Certificate, when read with the other provisions of this Certificate, shall be construed in a manner which duplicates the Holder(s) right to participate in any such Spin-off.

(iv)       Adjustment for Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation or a Change of Control Event, shall be effected while any shares of Series A Preferred Stock are outstanding in such a manner that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, or Change of Control Event, lawful and adequate provision shall be made whereby each Holder who has not received the amounts to be distributed to such holder in accordance with this Certificate shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon conversion of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification or Change of Control Event not taken place, and in such case appropriate provision shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price, Conversion Rate and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of such shares of Series A Preferred Stock. Prior to or simultaneously with the consummation of any such reorganization, reclassification or Change of Control Event, the survivor or successor corporation (if other than the Corporation) resulting from such reorganization, reclassification or Change of Control Event shall assume by written instrument executed and mailed or delivered to each Holder, the obligation to deliver to such Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Certificate to be performed and observed by the Corporation and of all liabilities and obligations of the Corporation hereunder with respect to the Series A Preferred Stock.

(e)       Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than five (5) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any Holder (but in any event not later than five (5) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

(f)        Good Faith Assistance. The Corporation will not, by amendment of its Articles or Bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(g)        Notice of Record Taking. In the event of any taking by the Corporation of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h)       Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, 300% of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock (the “Required Reserve Amount”); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to enable the Corporation to satisfy its obligation to have available for issuance upon conversion of the Series A Preferred Stock at least a number of shares of Common Stock equal to the Required Reserve Amount, then, in addition to such other remedies as shall be available to the Holder, the Corporation will immediately take all such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite Shareholder Approval of any necessary amendment to these provisions as soon as possible. For avoidance of doubt, because the Corporation does not have sufficient authorized Common Stock as of the Issuance Date, it will reserve the maximum number of shares of Common Stock that it legally can and seek Shareholder Approval as provided in the Securities Purchase Agreement.

(i)       Payment of Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes (exclusive of income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series A Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

(j)       Status of Shares. All shares of Common Stock that may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, Liens or charges with respect thereto.

(k)       Notice. Any notice required by the provisions of this Section 6 to be given to the Holders of shares of Series A Preferred Stock shall be deemed given upon hand delivery, one Business Day after the notice is sent by overnight courier or three (3) Business Days after the notice is deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the stock books of the Corporation. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to the terms of this Certificate, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or Distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Common Stock, Common Stock Equivalents, assets or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any matter on which the holders of Common Stock shall have the right to vote.

(l)       Cancellation of Series A Preferred Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to this Section 6 or otherwise reacquired by the Corporation, the shares so converted or reacquired shall be canceled and may not be reissued. The Articles of the Corporation may be appropriately amended from time to time to effect the corresponding reduction in the Corporation’s authorized capital stock.

(m)       Conversion Disputes.  In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock in accordance with Section 6(c) above as are not disputed.  If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant Holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant within ten (10) Business Days of receipt of notice of such dispute. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the Holder of the results no later than ten (10) Business Days from the date it receives the disputed calculations.  The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with Section 6(c) above. If the accountant determines the Corporation’s calculations are correct, the Holder shall reimburse the Corporation for the accountant’s expense.

(n) Limitation on Conversions. Notwithstanding anything herein to the contrary, under no circumstances whatsoever may the aggregate number of shares of Common Stock issued to the Holder in connection with the conversion of the shares of Series A Preferred Stock or otherwise pursuant to this Certificate, to any Affiliate of the Holder or to any of the Preferred Shareholders at any time exceed 19.9% of the total number of shares of Common Stock outstanding (the “Conversion Maximum”) as of November 28, 2022 unless the Corporation has obtained Shareholder Approval.

(o) Notwithstanding anything in this Certificate to the contrary, in no event shall the total number of shares of Common Stock issued or issuable for any reason to the Holder(s) of Series A Preferred Stock and to the holders of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock or any of their Affiliates (the “Preferred Shareholders”) exceed 5,817,167 shares of Common Stock, which is the number of shares of Common Stock that the Corporation’s shareholders of record as of July 22, 2022 approved for issuance under the Series A Preferred Stock at a meeting held on September 9, 2022 (the “Approved Amount”), without subsequent Shareholder Approval in accordance with the Principal Market Rules. The Approved Amount includes Common Stock issued upon conversion of Series A Preferred Stock to the date of this Certificate and shares of Common Stock issued or which may be issued as dividends to the Preferred Shareholders. To the extent any issuance(s) would otherwise cause the number of shares so issued or issuable to exceed the Approved Amount, the Corporation shall decline to effect and prevent any such issuance(s). For the avoidance of doubt, (i) this Section 6(o) shall be given effect in all respects in this Certificate and otherwise, including without limitation with respect to the voting rights and related provisions contained in Section 5 of this Certificate, such that the Preferred Shareholders may not vote in excess of the Approved Amount without Shareholder Approval, and (ii) the Preferred Shareholders shall only be entitled to vote on any such subsequent Shareholder Approval up to the Approved Amount, less any shares of Common Stock included in such Approved Amount that were issued to a Preferred Shareholder and subsequently transferred to an unaffiliated third party, with respect to the issuance of shares of Common Stock in connection with the Series A Preferred Stock.

Section 7.     Redemption.

(a)       Redemption at Option of the Holders. The Holders thereof may deliver written notice to the Corporation (the “Redemption Notice”) requesting that the Corporation redeem, in whole or in part, such Holder’s Series A Preferred Stock at any time commencing 24 months after the Issuance Date. Upon receipt of the Redemption Notice, the Series A Preferred Stock must be redeemed and repurchased by the Corporation for cash at a redemption price of $10,833.33 per share of Series A Preferred Stock, plus any accumulated and unpaid dividends thereon to, but not including, the date of the Redemption Notice (the “Redemption Price”).

(b)       Redemption Procedures.

(i)       After the Corporation’s receipt of the Redemption Notice, it shall promptly notify such requesting holder of Series A Preferred Stock that all or a portion of the Series A Preferred Stock will be redeemed on the date that is 15 days following receipt of the Redemption Notice (such date, the “Redemption Date”). On the Redemption Date and in accordance with this Section 7, the Corporation will, to the extent it may lawfully do so, in connection with the surrender by such holders of the certificates representing such shares, redeem the shares specified in such request by paying in cash therefor a sum per share equal to the Redemption Price.

(ii)       On or before the Redemption Date, each Holder of shares of Series A Preferred Stock shall surrender the certificate or certificates representing such shares to the Corporation, duly endorsed, in the manner and at the place designated in the notice of redemption, and, upon the Redemption Date, the Redemption Price for such shares shall be payable by wire transfer of immediately available funds to an account designated in writing by the person whose name appears on such certificate, and such certificate shall be cancelled and retired. In the event that less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series A Preferred Stock shall be issued forthwith.

(iii)       Notice of redemption having been given as provided in Section 7(a) above, upon surrender to the Corporation of any certificates for such shares for cancellation (or delivery to the Corporation by the registered holder of an affidavit as to the loss, theft, destruction or mutilation of such certificates), unless the Corporation defaults in the payment in full of the applicable Redemption Price, from and after the Redemption Date designated in the notice of redemption (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue and (iii) all rights of the holders of shares of Series A Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Redemption Price therefor.

(iv)       If the Corporation is legally unable or unable, without causing a default under any of the notes, bonds, debentures, indentures, credit or loan agreements, or any other agreement, document or instrument pertaining to any indebtedness related to borrowed money to which the Corporation is a party or to which its assets are subject, to discharge its obligation to redeem all outstanding shares of the Series A Preferred Stock pursuant to Section 6(a) on the Redemption Date, such redemption obligation shall be discharged as soon as the Corporation is able to discharge such redemption obligation. If the Corporation fails to discharge its obligation to redeem all shares of the Series A Preferred Stock requested to be redeemed pursuant to Section 6(a) on the Redemption Date, the shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein, including the accrual and payment of dividends which shall accrue at the Default Rate. If and so long as the redemption obligation with respect to the Series A Preferred Stock shall not be fully discharged, the Corporation shall not declare or make any dividend or other distribution or, directly or indirectly, redeem, purchase, or otherwise acquire for any consideration any other series or class or classes of stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any such securities.

(v)       Notwithstanding the foregoing, nothing herein shall preclude the Corporation and the Holder from mutually agreeing to and effecting one or more redemptions of outstanding shares of Series A Preferred Stock, at the redemption price set forth above or otherwise and without regard to any other restrictions or limitations set forth herein, pursuant to a separate instrument, agreement or understanding between such parties providing for such redemption(s), regardless of whether such instrument, agreement or understanding precedes or follows the date of this Certificate.

Section 8.     Status of Acquired Shares. All shares of Series A Preferred Stock redeemed by the Corporation in accordance with Section 7 hereof, or otherwise acquired by the Corporation, shall be restored to the status of authorized but unissued shares of undesignated Preferred Stock of the Corporation.

Section 9.     Ranking. The Series A Preferred Stock will rank: (i) senior to all of the Corporation’s Common Stock and any other equity securities that the Corporation may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series A Preferred Stock, in each case with respect to payment of amounts upon liquidation, dissolution or winding up (“Junior Stock”); (ii) equal to any shares of equity securities that the Corporation may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series A Preferred Stock, in each case with respect to payment of amounts upon liquidation, dissolution or winding up. Without the prior written consent of the Majority Holders, the Corporation shall not create or issue any class or series of capital stock specifically ranking, by its terms, pari passu with, the Series A Preferred Stock (“Parity Stock”); and (iii) junior to the Corporation’s Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and to all of the Corporation’s existing and future indebtedness. Without prior written consent of the Majority Holders, the Corporation shall not create or issue any class or series of capital stock specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, “Senior Stock”), as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Section 10.     Rights Upon Fundamental Transactions. The Corporation shall not enter into or be party to a Fundamental Transaction unless: (i) the Successor Entity assumes in writing all of the obligations of the Corporation under this Certificate in accordance with the provisions of this Section 10 pursuant to written agreements in form and substance satisfactory to the Majority Holders and approved by the Majority Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder of Series A Preferred Stock in exchange for such shares of Series A Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate, including, without limitation, having a stated value equal to the Stated Value and Dividend Rate of the Series A Preferred Stock held by the Holders and having similar ranking to the Series A Preferred Stock, and reasonably satisfactory to the Majority Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are listed for trading on national securities exchange listed in the definition of Principal Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate with the same effect as if such Successor Entity had been named as the Corporation herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Series A Preferred Stock at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter)) issuable upon the conversion of the Series A Preferred Stock prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) that each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the shares of Series A Preferred Stock held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Series A Preferred Stock contained in this Certificate), as adjusted in accordance with the provisions of this Certificate. The provisions of this Section 10 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Series A Preferred Stock.

Section 11.     Negative Covenants. Except as otherwise permitted by this Certificate, for so long as the Holder or Holders shall continue to hold at least 25% (or such higher percentage as set forth in this Section 11) of the shares of Series A Preferred Stock issued to it on the Issuance Date, without the affirmative consent or approval of the Majority Holders of the shares of Series A Preferred Stock then outstanding, the Corporation shall not, whether directly or indirectly, by amendment, merger, consolidation or otherwise, and shall not permit any Subsidiary, to:

(a)       issue any additional shares of Series A Preferred Stock issued on the Issuance Date other than dividends payable, if any, to the Holders of the Series A Preferred Stock, Senior Stock or Parity Stock;

(b)       take any action to authorize, create or issue any class or series of preferred stock, whether or not ranking junior, pari passu or senior to the Series A Preferred Stock;

(c)       set aside assets for a sinking or other similar fund for the purchase, redemption, or retirement of, or redeem, purchase, retire, or otherwise acquire any shares of the Common Stock or of any other capital stock of the Corporation, whether now or hereafter outstanding, except for the repurchase from employees of the Corporation, pursuant to the provisions of the Corporation’s stock option plan, upon such employees’ termination of employment with the Corporation, of shares of Common Stock issued pursuant to stock option exercises by or underlying stock option grants to such employees pursuant to the terms of stock option agreements between the Corporation and such employees;

(d)       make or declare, directly or indirectly, any dividend (in cash, stock, return of capital, or any other form of assets) on, or make any other payment or distribution on account of Common Stock or of any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, whether now or hereafter outstanding;

(e)       take any action to amend, modify, alter or repeal any provision of its Articles or Bylaws which would have an adverse effect on the Series A Preferred Stock taken as a whole;

(f)       take any action to alter the number of members of the Board, or designate classes of directors other than as required by the federal securities laws or the Principal Market Rules;

(g)       effect or permit, or offer or agree to effect or permit, a liquidation or Change of Control Event with respect to the Corporation or any Subsidiary, except as permitted by this Certificate;

(h)       reclassify the shares of Common Stock or any other shares or any class or series of capital stock hereafter created junior to the Series A Preferred Stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemptions, senior to or pari passu with the Series A Preferred Stock, or (B) which in any manner adversely affects the Holders of Series A Preferred Stock;

(i)       discontinue the businesses in which it or any Subsidiary is engaged as of the date of the Issuance Date, or engage, or permit any Subsidiary to engage, in any business other than the businesses in which it is engaged as of the Issuance Date or any businesses or activities substantially similar or related thereto or ancillary to the operation thereof;

(j)     invest in, purchase or acquire, directly or indirectly, in one or a series of related transactions, any assets or capital stock of any Person other than a Subsidiary, wherein the aggregate purchase price or other consideration payable for such assets or capital stock shall exceed $100,000 in any one transaction or $250,000, in the aggregate. Provided, however, nothing contained in this Certificate (whether in this Section 11(j) or otherwise) shall require the consent of any Holder if the Corporation merges or consolidates with or exchanges its shares of capital stock or capital stock of any Subsidiary with any Person which has a class of capital stock which is quoted on any market operated by the OTC Markets Group, Inc. or any successor or listed on any national securities exchange listed in the definition of Principal Market (any, a “Transaction”) if the Transaction is treated as a reverse merger for accounting purposes under GAAP and/or the Rules of the Commission;

(k)       except for Exempt Issuances other than (v), issue any shares of Common Stock of the Corporation or other securities convertible into or exercisable or exchangeable for shares of Common Stock of the Corporation;

(l)       except in connection with indebtedness existing as at the date of this Certificate, purchase money indebtedness or capital leases, as long as the Holders own at least 50% of the Series A Preferred Stock issued on the Issuance Date incur indebtedness for borrowed money, or guaranty the obligations of any other Person, in an aggregate amount at any time outstanding in excess of $50,000 in any individual transaction or $100,000 in the aggregate;

(m)       permit Liens to exist on its assets and properties, other than Permitted Liens (as defined in the Securities Purchase Agreement), in an aggregate amount at any time outstanding in excess of $100,000 in any individual transaction or $250,000 in the aggregate;

(n)       enter into or permit any Subsidiary to enter into any transaction with any of the Corporation's officers, directors or employees or any Person directly or indirectly controlled by or under common control with the Corporation or any of its officers, directors or employees (a “Related Party”) including, without limitation, any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Related Party, except for (i) transactions entered into in the ordinary course with employees and involve an amount less than $50,000, (ii) transactions that are approved by the Board including the unanimous approval of the independent members thereof or (iii) transactions that have been authorized as of the Issuance Date;

(o)       sell, lease, transfer or dispose of any of its properties having a value calculated in accordance with GAAP of more than $50,000 (other than sales of assets to customers in the ordinary course of business), waive or release any rights of material value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it in each case having a value calculated in accordance with GAAP of more than $500,000;

(p)       increase in any manner the compensation or fringe benefits of any of its directors, officers, employees, including any increase of pension or retirement allowance, life insurance premiums or other benefit payments to any such directors, officers or employees, or commit itself to any employment agreement or employment arrangement with or for the benefit of any officer, except (i) compensation or fringe benefits in connection with employment agreements with officers or employees of Subsidiaries which the Corporation expects to engage in a Spin-off or (ii) as contemplated by this Certificate;

(q)       merge or consolidate with, or purchase a substantial portion of the assets of, or by any other manner acquire or combine with any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material to the Corporation, its business, financial condition or results of operations; or

(r)       enter into an agreement to do any of the things described in clauses (a) through (q) of this Section 11.

Notwithstanding anything to the contrary, the foregoing negative covenants shall not apply to any Spin-off or to the Zest Labs Distribution.

Section 12. Information Rights. During any period in which (i) the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and (ii) at least 25% of the shares of Series A Preferred Stock issued to the Holder on the Issuance Date remain outstanding, the Corporation shall use its best efforts to (a) transmit by mail to all the Holders who at that time own more than 10% of the issued and outstanding shares of Series A Preferred Stock, as their names and addresses appear in the Corporation’s record books and without cost to such Holders, copies of the annual reports and quarterly reports that the Corporation would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such sections (other than any exhibits that would have been required) and (b) promptly upon written request, supply copies of such reports to any prospective holder of Series A Preferred Stock; provided, that the requirements of this Section 12 shall terminate on the six (6) month anniversary of the date on which the Corporation’s Common Stock becomes subject to Section 12(b) or 12(g) of the Exchange Act. The Corporation shall mail the reports to the Holders within 30 days after the respective dates by which the Corporation would have been required to file the reports with the Commission if the Corporation were then subject to Section 13 or 15(d) of the Exchange Act, assuming the Corporation is a “non-accelerated filer” in accordance with the Exchange Act.

Section 13.     Record Holders. The Corporation and its transfer agent shall deem and treat the record Holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

Section 14.     Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

Section 15.     Amendment of Resolution. The Board reserves the right from time to time to increase (but not in excess of the total number of authorized shares of Preferred Stock or designated shares of Series A Preferred Stock) or decrease (but not below the number of shares of Series A Preferred Stock then outstanding) the number of shares that constitute the Series A Preferred Stock by further resolution adopted by the Board or a duly authorized committee of the Board and by the filing of a certificate pursuant to the provisions of the NRS stating that such increase or decrease, as the case may be, has been so authorized and in other respects to amend this Certificate within the limitations provided by law, this resolution and the Articles. Provided, however, that no increase contemplated by this Section 15 shall be made without the consent of the Majority Holders.

Section 16.     Restriction and Limitations. Except as expressly provided herein or as required by law so long as at least 25% of the shares of Series A Preferred Stock issued on the Issuance Date remain outstanding, the Corporation shall not, without the vote or written consent of the Majority Holders, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock.

Section 17.     Waiver. Any right or privilege of the Series A Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) by and only by the written consent of the Corporation and the Majority Holders and any such waiver shall be binding upon each holder of Series A Preferred Stock or other securities exercisable for or convertible into Series A Preferred Stock. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 18.     Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificates representing Series A Preferred Stock (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Corporation shall execute and deliver new certificate(s) of like tenor and date.

Section 19.     Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate shall be cumulative and in addition to all other remedies available under this Certificate and any of the other transaction documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required, to the extent permitted by applicable law. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation’s compliance with the terms and conditions of this Certificate.

Section 20.     Non-circumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its Articles, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate, and will at all times in good faith carry out all the provisions of this Certificate and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate, the Corporation (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any shares of Series A Preferred Stock above the Stated Value then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Series A Preferred Stock and (iii) shall, so long as any shares of Series A Preferred Stock are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the Required Reserve Amount, subject to this Certificate.

Section 21.     Transfer of Series A Preferred Stock. A Holder may transfer some or all of its shares of Series A Preferred Stock without the consent of the Corporation. Any such transfer shall comply with all applicable securities laws.

Section 22.     Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders), a register for the shares of Series A Preferred Stock, in which the Corporation shall record the name, address and facsimile number of the Persons in whose name the shares of Series A Preferred Stock have been issued, as well as the name and address of each transferee. The Corporation may treat the Person in whose name any shares of Series A Preferred Stock is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

Section 23.     Amendment. This Certificate or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or by written consent without a meeting in accordance with the NRS, of the Majority Holders, voting separately as a single class, and with such other Shareholder Approval, if any, as may then be required pursuant to the NRS and the Corporation’s Articles and Bylaws.

Section 24.     Severability. If any provision of this Certificate is invalid, illegal or unenforceable, the balance of this Certificate shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

Section 25.     Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 26.     Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate and shall not be deemed to limit or affect any of the provisions hereof.

Section 27.      Principal Market Compliance. Notwithstanding anything to the contrary, if while the Common Stock is listed on the Principal Market any of the terms, provisions, rights, covenants and restrictions set forth in this Certificate are determined by the Principal Market to be in violation of any of the Principal Market Rules, then such terms, provisions, rights, covenants or restrictions shall be of no force and effect to the extent of such noncompliance, and shall otherwise be interpreted to the extent possible in a manner consistent with compliance with such Principal Market Rules. In the event the immediately preceding sentence applies, the remainder of the terms, provisions, rights, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

[Signature Page Follows]

IN WITNESS WHEREOF, BitNile Metaverse, Inc. has caused this Certificate to be signed by the undersigned as of the date first written above.

BITNILE METAVERSE, INC.

By:	/s/ Randy May
Name:	Randy May
Title:	Chief Executive Officer

[Signature Page to Amended and Restated Series A Certificate of Designations]